                                                              File No. 333-20621
                                                                       811-08031
                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549
--------------------------------------------------------------------------------

                                 FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

       Pre-Effective Amendment No.                                      [_]

       Post-Effective Amendment No.    7                                [X]


     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

       Amendment No.    9                                               [X]


--------------------------------------------------------------------------------

                       SELIGMAN VALUE FUND SERIES, INC.
              (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------

                                100 PARK AVENUE
                           NEW YORK, NEW YORK  10017
                   (Address of principal executive offices)

--------------------------------------------------------------------------------

                 Registrant's Telephone Number:  212-850-1864 or
                            Toll Free:  800-221-2450

--------------------------------------------------------------------------------

                          THOMAS G. ROSE, Treasurer,
                                100 Park Avenue
                           New York, New York  10017
                    (Name and address of agent for service)

--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to    [_] on (date) pursuant to paragraph
    paragraph (b)                              (a)(1)

[X] on May 28, 1999  pursuant to           [_] 75 days after filing pursuant to
    paragraph (b)                              paragraph (a)(2)

[_] 60 days after filing pursuant to       [_] on (date) pursuant to paragraph
    paragraph (a)(1)                           (a)(2) of rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SELIGMAN
------------------
        Value Fund
       Series, Inc.

         Large-Cap
        Value Fund

         Small-Cap
        Value Fund

The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described herein, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if one or more of these Funds is suitable for you.

[GRAPHIC]

Prospectus

JUNE 1, 1999

   --------

A Value Approach to

Seeking Long-Term

Capital Appreciation



       managed by
       [LOGO]JWS

 J. & W. SELIGMAN & CO.
      INCORPORATED
    ESTABLISHED 1864

EQVA1 6/99

Table of Contents

The Funds

Seligman Large-Cap Value Fund
   Investment Objective/Principal Strategies    1
   Principal Risks    2
   Past Performance    3
   Fees and Expenses    4
Seligman Small-Cap Value Fund
   Investment Objective/Principal Strategies    5
   Principal Risks    6
   Past Performance    7
   Fees and Expenses    8
Management of the Funds   9
The Portfolio Managers'
   Historical Performance    10
Year 2000    12

Shareholder Information
   Deciding Which Class of Shares to Buy    13
   Pricing of Fund Shares    15
   Opening Your Account    15
   How to Buy Additional Shares    16
   How to Exchange Shares Among
      the Seligman Mutual Funds    17
   How to Sell Shares    17
   Important Policies That May Affect
       Your Account    18
   Dividends and Capital Gain Distributions    19
   Taxes    19
   The Seligman Mutual Funds    20

Financial Highlights    21

How to Contact Us    25

For More Information    back cover

TIMES CHANGE ... VALUES ENDURE

Large-Cap Value Fund

investment objective/principal strategies

The Fund's objective is long-term capital appreciation.

The Fund uses the following principal strategies to pursue its objective:

                      The Fund generally invests at least 65% of its total
 Value                assets in the common stocks of "value" companies with
 Companies:           large market capitalization ($2 billion or more) at the
 Those companies      time of purchase by the Fund.
 believed by the
 investment           The Fund uses a bottom-up stock selection approach.
 manager to be        This means that the investment manager concentrates on
 undervalued,         individual company fundamentals, rather than on a
 either               particular industry. In selecting investments, the
 historically,        investment manager seeks to identify value companies
 by the market,       that it believes display one or more of the following:
 or by their
 peers. .A low price-to-earnings and/or low price-to-book ratio
                        .Positive change in senior management
                        .Positive corporate restructuring
                        .Temporary setback in price due to factors that no longer exist

The Fund generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Fund invests and continually monitors Fund holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Fund generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

The Fund invests primarily in equity-related securities of domestic issuers. These securities may include common stock, preferred stock, stock convertible into or exchangeable for such securities, and common stock purchase rights and warrants. The Fund may also invest in American Depositary Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Fund uses the same criteria in evaluating these securities as it does for common stocks.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period. The Fund generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund may change its principal strategies if the Fund's Board of Directors believes doing so is consistent with the Fund's objective. The Fund's objective may be changed only with shareholder approval.

The Fund's Board of Directors may change the parameters by which large market capitalization is defined if they conclude such a change is appropriate.

As with any mutual fund, there is no guarantee the Fund will achieve its objective.

Large-Cap Value Fund

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Fund holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Fund's performance than if the Fund held a larger number of securities. The Fund may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Fund may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Fund may invest more heavily in certain industries believed to offer good investment opportunities. To the extent that an industry in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected. This effect may be heightened because the Fund holds a smaller number of securities.

The Fund's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Fund's investments involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Large-Cap Value Fund
past performance

The Large-Cap Value Fund offers four Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of each Class (except Class C) compares to three widely-used measures of large company stock performance. Class C is a new Class of shares, effective June 1, 1999, as no performance information is available.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total return presented in the bar chart does not reflect the effect of any sales charges. If these charges were included, the return would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                                 [BAR GRAPH]

                         Class A Annual Total Return

                                     1998
                                     ----
                                    11.57%

             Best quarter return: 19.32% - quarter ended 12/31/98
             Worst quarter return: -17.80% - quarter ended 9/30/98


             Average Annual Total Returns - Periods Ended 12/31/98

                                    ONE   SINCE INCEPTION
                                   YEAR       4/25/97
                                   -----  ---------------
         Class A                    6.31%      20.71%
         Class B                    5.85       21.27
         Class D                    9.85       23.33
         Russell 1000 Index        27.02       31.41(/1/)
         Russell 1000 Value Index  15.63       25.62(/1/)
         S&P 500                   28.58       31.37(/1/)

          The Russell 1000 Index, the Russell 1000 Value Index and the Standard & Poor's Composite Stock Price Index (S&P
          500) are unmanaged benchmarks that assume the reinvestment of dividends and exclude the effect of fees and sales charges. The Russell 1000 Index measures the performance of large-cap stocks. The Russell 1000 Value Index measures the performance of large-cap value stocks. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalization.

          (/1/From)April 30, 1997.

Large-Cap Value Fund

fees and expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees                            Class A     Class B Class C Class D
----------------                            -------     ------- ------- -------
Maximum Sales Charge (Load) on Purchases
 (as a % of offering price)................  4.75%(/1/)   none      1%    none

Maximum Contingent Deferred Sales Charge
 (Load) (CDSC) on Redemptions
 (as a % of original purchase price or
 current net asset value,
 whichever is less)........................   none(/1/)     5%      1%      1%

Annual Fund Operating Expenses for 1998
---------------------------------------
(as a percentage of average net assets)
Management Fees............................   .80%        .80%    .80%    .80%
Distribution and/or Service (12b-1) Fees...   .25%       1.00%   1.00%   1.00%
Other Expenses.............................   .45%        .45%    .45%    .45%
                                             -----       -----   -----   -----
Total Annual Fund Operating Expenses.......  1.50%       2.25%   2.25%   2.25%
                                             =====       =====   =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
-------


This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                             1 Year 3 Years 5 Years 10 Years
                             ------ ------- ------- --------
                    Class A   $620  $  927  $1,255   $2,180
                    Class B    728   1,003   1,405    2,396+
                    Class C    426     796   1,293    2,659
                    Class D    328     703   1,205    2,585

If you did not sell your shares at the end of each period, your expenses would be:

                             1 Year 3 Years 5 Years 10 Years
                             ------ ------- ------- --------
                    Class A   $620   $927   $1,255   $2,180
                    Class B    228    703    1,205    2,396+
                    Class C    326    796    1,293    2,659
                    Class D    228    703    1,205    2,585

+ Class B shares will automatically convert to Class A shares after eight years.

 Management Fees:
 Fees paid out of Fund
 assets to the
 investment manager to
 compensate it for
 managing the Fund.

 12b-1 Fees:
 Fees paid by each
 Class, pursuant to a
 plan adopted by the
 Fund under Rule 12b-1
 of the Investment
 Company Act of 1940.
 The plan allows each
 Class to pay
 distribution and/or
 service fees for the
 sale and distribution
 of its shares and for
 providing services to
 shareholders.

 Other Expenses:
 Miscellaneous expenses
 of running the Fund,
 including such things
 as transfer agency,
 registration, custody,
 and auditing and legal
 fees.

Small-Cap Value Fund

investment objective/principal strategies

The Fund's objective is long-term capital appreciation.

The Fund uses the following principal strategies to pursue its objective:

The Fund generally invests at least 65% of its total assets in the common stocks of "value" companies with small market capitalization (up to $1 billion) at the time of purchase by the Fund.

                      The Fund uses a bottom-up stock selection approach.
 Value                This means that the investment manager concentrates on
 Companies:           individual company fundamentals, rather than on a
 Those companies      particular industry. In selecting investments, the
 believed by the      investment manager seeks to identify value companies
 investment           that it believes display one or more of the following:
 manager to be
 undervalued,           . A low price-to-earnings and/or low price-to-book
 either                 ratio
 historically,          . Positive change in senior management
 by the market,         . Positive corporate restructuring
 or by their            . Temporary setback in price due to factors that no
 peers.                 longer exist

The Fund generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Fund invests and continually monitors Fund holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Fund generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

The Fund invests primarily in equity-related securities of domestic issuers. These securities may include common stock, preferred stock, stock convertible into or exchangeable for such securities, and common stock purchase rights and warrants. The Fund may also invest in American Depositary Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Fund uses the same criteria in evaluating these securities as it does for common stocks.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period. The Fund generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund may change its principal strategies if the Fund's Board of Directors believes doing so is consistent with the Fund's objective. The Fund's objective may be changed only with shareholder approval.

The Fund's Board of Directors may change the parameters by which small market capitalization is defined if they conclude such a change is appropriate.

As with any mutual fund, there is no guarantee the Fund will achieve its objective.

Small-Cap Value Fund

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Small companies tend to have shorter operating histories and may have less experienced management. During times of investor uncertainty, investor sentiment may favor larger well-known companies over smaller lesser-known companies.

The Fund holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Fund's performance than if the Fund held a larger number of securities. The Fund may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Fund may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Fund may invest more heavily in certain industries believed to offer good investment opportunities. If an industry in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected. This effect may be heightened because the Fund holds a smaller number of securities.

The Fund's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Small-Cap Value Fund
past performance

The Small-Cap Value Fund offers four Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of each Class (except Class C) compares to two widely-used measures of small company stock performance and one measure of the performance of mutual funds with investment objectives similar to the Fund. Class C is a new Class of shares, effective June 1, 1999, so no performance information is available.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total return presented in the bar chart does not reflect the effect of any sales charges. If these charges were included, the return would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.



                                  [BAR GRAPH]

                          Class A Annual Total Return

                                      1998
                                     ------
                                    -18.81%


             Best quarter return: 13.99% - quarter ended 12/31/98
             Worst quarter return: -24.76% - quarter ended 9/30/98


             Average Annual Total Returns - Periods Ended 12/31/98

                                          ONE    SINCE INCEPTION
                                          YEAR       4/25/97
                                         ------  ---------------
         Class A                         -22.71%       3.17%
         Class B                         -23.42        3.20
         Class D                         -20.21        5.51
         Russell 2000 Index               -2.55       14.54(/1/)
         Russell 2000 Value Index         -6.45       12.56(/1/)
         Lipper Small Cap Funds Average   -0.40       17.04(/1/)

          The Russell 2000 Index, the Russell 2000 Value Index, and the Lipper Small Cap Funds Average (Lipper Average) are unmanaged benchmarks that assume the reinvestment of dividends. The Lipper Average excludes the effect of sales charges and the Russell 2000 Index and the Russell 2000 Value Index exclude the effect of fees and sales charges. The Russell 2000 Index measures the performance of small-cap stocks. The Russell 2000 Value Index measures the performance of small-cap value stocks. The Lipper Average measures the performance of mutual funds with investment objectives similar to the Fund.

          (/1/)From April 30, 1997.

Small Cap-Value Fund

fees and expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees                            Class A     Class B Class C Class D
----------------                            -------     ------- ------- -------
Maximum Sales Charge (Load) on Purchases
 (as a % of offering price)...............   4.75%(/1/)   none      1%    none

Maximum Contingent Deferred Sales Charge
 (Load) (CDSC) on Redemptions (as a % of
 original purchase price or current net
 asset value, whichever is less)..........    none(/1/)     5%      1%      1%

Annual Fund Operating Expenses for 1998
---------------------------------------
(as a percentage of average net assets)
Management Fees...........................   1.00%       1.00%   1.00%   1.00%
Distribution and/or Service (12b-1) Fees..    .25%       1.00%   1.00%   1.00%
Other Expenses............................    .44%        .44%    .44%    .44%
                                             -----       -----   -----   -----
Total Annual Fund Operating Expenses......   1.69%       2.44%   2.44%   2.44%
                                             =====       =====   =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                             1 Year 3 Years 5 Years 10 Years
                             ------ ------- ------- --------
                    Class A   $639  $  982  $1,349   $2,378
                    Class B    747   1,061   1,501    2,591+
                    Class C    445     853   1,388    2,848
                    Class D    347     761   1,301    2,776

If you did not sell your shares at the end of each period, your expenses would be:

                             1 Year 3 Years 5 Years 10 Years
                             ------ ------- ------- --------
                    Class A   $639   $982   $1,349   $2,378
                    Class B    247    761    1,301    2,591+
                    Class C    345    853    1,388    2,848
                    Class D    247    761    1,301    2,776

+ Class B shares will automatically convert to Class A shares after eight years.

 Management Fees:
 Fees paid out of Fund
 assets to the
 investment manager to
 compensate it for
 managing the Fund.

 12b-1 Fees:
 Fees paid by each
 Class, pursuant to a
 plan adopted by the
 Fund under Rule 12b-1
 of the Investment
 Company Act of 1940.
 The plan allows each
 Class to pay
 distribution and/or
 service fees for the
 sale and distribution
 of its shares and for
 providing services to
 shareholders.

 Other Expenses:
 Miscellaneous expenses
 of running the Fund,
 including such things
 as transfer agency,
 registration, custody,
 and auditing and legal
 fees.

Management of the Funds

The Board of Directors provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 18 US registered investment companies, which offer more than 50 investment portfolios with approximately $21.5 billion in assets as of April 30, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at April 30, 1999, of approximately $10.2 billion.

Each Fund pays Seligman a fee for its management services. The fee is based on a percentage of each Fund's average daily net assets. For the year ended December 31, 1998, the management fee paid by the Large-Cap Value Fund to Seligman was equal to an annual rate of .80% of the Fund's average daily net assets. For the same period, the management fee paid by the Small-Cap Value Fund to Seligman was equal to an annual rate of 1.00% of the Fund's average daily net assets.

  Affiliates of Seligman:

  Seligman Advisors, Inc.:
  The Fund's general
  distributor; responsible
  for accepting orders for
  purchases and sales of Fund
  shares.

  Seligman Services, Inc.:
  A limited purpose
  broker/dealer; acts as the
  broker/dealer of record for
  shareholder accounts that
  do not have a designated
  broker or financial
  advisor.

  Seligman Data Corp. (SDC):
  The Fund's shareholder
  service agent; provides
  shareholder account
  services to the Fund at
  cost.

Portfolio Management

The Funds are managed by the Seligman Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen is Vice President of the Fund and has been Portfolio Manager of each Fund since its inception. Mr. Eigen joined Seligman on January 3, 1997 as a Managing Director. Prior to joining Seligman, Mr. Eigen served as Senior Managing Director, Chief Investment Officer and Director of Equity Investing at Bear Stearns Asset Management from January 1990 to January 1997.

Mr. Richard S. Rosen is Co-Portfolio Manager of each Fund. Mr. Rosen joined Seligman on January 3, 1997 as a Senior Vice President, Investment Officer. Prior to joining Seligman, Mr. Rosen served as a Managing Director and Portfolio Manager at Bear Stearns Asset Management.

The Portfolio Managers' Historical Performance

Performance Of The Large-Cap Value Fund

  The Large-Cap Value Fund commenced investment operations on April 25, 1997. The data presented below illustrates comparative performance between the Large-Cap Value Fund, the Russell 1000 Index, the Russell 1000 Value Index, and the S&P 500.

                                 TOTAL RETURNS

           Class A                Class B         Class C     Class D
  ------------------------------------------- --------------- -------
      with         without    with 4% without with 1% Without without  Russell   Russell 1000  S&P
  sales charge   sales charge  CDSC    CDSC    CDSC    CDSC    CDSC   1000 Index Value Index   500
  ------------   ------------ ------- ------- ------- ------- ------- ---------- ------------ ------
     18.08%         21.13%    18.44%  20.20%    --      --    20.20%    29.51%      22.85%    30.04%

  The total return figures for the Large-Cap Value Fund are for the period April 25, 1997 through March 31, 1999. They reflect all changes in price per share and assume the investment of dividend and capital gain distributions. Class A returns are calculated with and without the effect of the initial 4.75% maximum sales charge. Class B returns are calculated with and without the effect of the maximum 5% CDSC, charged on sales of Fund shares made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Class C is a new class, so total return information is not available. Class D return is calculated without the effect of the maximum CDSC. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  The Russell 1000 Index, the Russell 1000 Value Index, and the S&P 500 are unmanaged benchmarks that assume investment of dividends, and do not reflect fees and sales charges. The Russell 1000 Index measures the performance of the 1,000 largest US companies based on total market capitalization. The Russell 1000 Value Index measures the performance of the value companies within the Russell 1000 Index. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalization. Investors cannot invest directly in an index. The average annual total return figures provided for these indices are for the period April 30, 1997 through March 31, 1999.

The Portfolio Manager's Performance For Other Large-Cap Value Accounts

The performance results presented below are for a composite representing large-cap value institutional private accounts managed by Neil T. Eigen, Portfolio Manager, and Richard S. Rosen, Co-Portfolio Manager, of the Large-Cap Value Fund, including accounts that they managed while employed at their previous employer (the Composite). The Composite does not include all private accounts managed by Messrs. Eigen and Rosen while at their previous employer; however, Seligman believes that the exclusion of such accounts does not materially affect the performance shown or otherwise cause the performance to be misleading. All accounts included in the Composite were managed with investment objectives, policies, and strategies substantially similar to those of the Large-Cap Value Fund. Messrs. Eigen and Rosen were employed at their previous employer through December 31, 1996 and performance figures presented for periods prior thereto represent results achieved while at that employer. Additionally, calculations of certain "average annual total returns" and the "annual rate of return" for the year ended March 31, 1997 combine the performance achieved by Messrs. Eigen and Rosen while at their previous employer with their performance while at Seligman.


         ANNUAL RATES OF RETURN

   Year
   Ended                            S&P
 March 31,               Composite  500
 ---------               --------- -----
  1993..................   14.44%  15.23%
  1994..................    3.46    1.47
  1995..................   18.97   15.57
  1996..................   31.59   32.10
  1997..................   21.91   19.82
  1998..................   49.84   48.00
  1999..................    1.51   18.46

        AVERAGE ANNUAL TOTAL RETURNS

       Annualized through March 31, 1999

                [BAR GRAPH]

                Composite     S&P 500
---------------------------------------
1 Year          1.51%         18.46%
3 Years        22.86%         28.07%
5 Years        23.76%         26.25%
7 Years        19.29%         20.78%

The performance of the Composite does not represent historical performance of the Large-Cap Value Fund (which does not yet have a long-term performance record) and should not be interpreted as a substitute for the Large-Cap Value Fund's performance, or as an indication of the Large-Cap Value Fund's performance, or as an indication of the Large-Cap Value Fund's future performance.

Private accounts, which comprise the Composite, are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, which, if applicable, might have adversely affected the performance results presented above.

The performance presented for the Composite is net of actual expenses (except for custody fees) and net of the highest management fee rate that could have been assessed on the accounts that comprise the Composite and assumes the investment of dividends and capital gains, if any. The performance of the Composite does not reflect the operating expenses of the Large-Cap Value Fund or any applicable sales charges. If such expenses and sales charges were reflected, performance would have been lower. The Large-Cap Value Fund's fees and expenses are greater than those charged on the Composite. The method for calculating the performance of the Composite differs from the method mandated by the Securities and Exchange Commission for calculating the Large-Cap Value Fund's performance. If the same method had been used, the Composite's performance results would have been different.

Year 2000

As the millennium approaches, mutual funds, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds, the Funds rely upon service providers and their computer systems for their day-to-day operations. Many of the Funds' service providers in turn depend upon computer systems of their vendors. Seligman and SDC have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Funds' other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of Seligman. The Project Manager and other members of the team also report to the Funds' Board of Directors and its Audit Committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Funds, including securities firms that execute portfolio transactions for the Funds and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Funds. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans - recovery efforts the team will employ in the event that year 2000 issues adversely affect the Funds. The team anticipates finalizing these plans in the near future.

The Funds anticipate the team will implement all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Funds believe that the critical systems on which they rely will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Funds' critical service providers are not successful in implementing their year 2000 plans, the Funds' operations may be adversely affected, including pricing, securities trading and settlement, and the provision of shareholder services.

In addition, the Funds may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Funds may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If a Fund holds these securities, its performance could be negatively affected. Seligman seeks to identify an "issuer's" state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Funds may be adversely affected if the domestic or foreign exchanges, markets, depositories, clearing agencies, or governments or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner.

SDC has informed the Funds that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Funds will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:
  . The amount you plan to invest.
  . How long you intend to remain invested in each Fund, or another Seligman mutual fund.
  . If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.
  . Whether you may be eligible for reduced or no sales charges when you buy or sell shares.
Your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A
  .Initial sales charge on Fund purchases, as set forth below:

                                                       Sales Charge   Regular Dealer
                                    Sales Charge          as a %         Discount
                                       as a %             of Net        as a % of
   Amount of your Investment   of Offering Price(/1/) Amount Invested Offering Price
   -------------------------   ---------------------- --------------- --------------
   Less than $ 50,000                   4.75%              4.99%           4.25%
   $50,000 - $ 99,999                   4.00               4.17            3.50
   $100,000 - $249,999                  3.50               3.63            3.00
   $250,000 - $499,999                  2.50               2.56            2.25
   $500,000 - $999,999                  2.00               2.04            1.75
   $1,000,000 and
    over(/2/)                           0.00               0.00            0.00

  (/1/)"Offering Price" is the amount that you actually pay for Fund shares;
       it includes the initial sales charge.
  (/2/)You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

  .Annual 12b-1 fee (for shareholder services) of up to 0.25%.
  .No sales charge on reinvested dividends or capital gain distributions. .Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.

Class B
  .No initial sales charge on purchases.
  .A declining CDSC on shares sold within 6 years of purchase:

  Years Since Purchase                  CDSC
  --------------------                  ----
  Less than 1 year                        5%
  1 year or more but less than 2 years    4
  2 years or more but less than 3
   years                                  3
  3 years or more but less than 4
   years                                  3
  4 years or more but less than 5
   years                                  2
  5 years or more but less than 6
   years                                  1
  6 years or more                         0

                                              Your purchase of Class B
                                              shares must be for less than
                                              $250,000, because if you
                                              invest $250,000 or more, you
                                              will pay less in fees and
                                              charges if you buy another
                                              Class of shares.

  .Annual 12b-1 fee (for distribution and shareholder services) of 1.00%. .Automatic conversion to Class A shares after eight years, resulting in lower ongoing 12b-1 fees.

  .No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class C
  . Initial sales charge on Fund purchases, as set forth below:

                                                              Regular Dealer
                            Sales Charge       Sales Charge      Discount
   Amount of your              as a %          as a % of Net    as a % of
   Investment          of Offering Price(/1/) Amount Invested Offering Price
   --------------      ---------------------- --------------- --------------
   Less than $100,000           1.00%              1.01%           1.00%
   $100,000--$249,999           0.50               0.50            0.50
   $250,000--
    $1,000,000(/2/)             0.00               0.00            0.00

(/1/)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(/2/)Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.
  . A 1% CDSC on shares sold within eighteen months of purchase.
  . Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
  . No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

  . No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class D*
  . No initial sales charge on purchases.
  . A 1% CDSC on shares sold within one year of purchase.
  . Annual 12b-1 fee (for distribution and shareholder services) of 1.00%. . No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

  . No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

  * Class D shares are not available to all investors. Beginning June 1, 1999, you may purchase Class D share only if (1) you already own Class D shares of the Fund or another Seligman mutual fund. (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Class A, Class B, Class C, and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares since the date you purchased the shares of the Fund.

Pricing of Fund Shares

When you buy or sell shares of a Fund, you do so at the applicable Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. Your broker/dealer or financial advisor is responsible for forwarding your order to the Seligman Advisors before the close of business.

                       If your buy or sell order is received by your
 NAV:                  broker/dealer or financial advisor after the close of
 Computed              regular trading on the NYSE, or is accepted by Seligman
 separately for        Advisors after the close of business, the order will be
 each Class by         executed at the Class's NAV calculated as of the close
 dividing that         of regular trading on the next NYSE trading day. When
 Class's share of      you sell shares, you receive the Class's per share NAV,
 the net assets of     less any applicable CDSC.
 the Fund (i.e.,
 its assets less       The NAV of each Fund's shares is determined each day,
 liabilities) by       Monday through Friday, on days that the NYSE is open for
 the total number      trading. Because of their higher 12b-1 fees, the NAV of
 of outstanding        Class B, Class C, and Class D shares will generally be
 shares of the         lower than the NAV of Class A shares of the Fund.
 Class.
                       Securities owned by the Funds are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Funds' Board of Directors.
Opening Your Account

Each Fund's shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy -- Class D."

To make your initial investment in a Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

 You may buy shares of each
 Fund for all types of tax-
 deferred retirement plans.
 Contact Retirement Plan
 Services at the address or
 phone number listed on the
 inside back cover of this
 prospectus for information
 and to receive the proper
 forms.

The required minimum initial investments are:
    . Regular (non-retirement) accounts:$1,000
    . For accounts opened concurrently with Invest-A-Check(R):
    $100 to open if you will be making monthly investments
    $250 to open if you will be making quarterly investments

If you buy shares by check and
subsequently sell the shares, SDC will
not send your proceeds until your check
clears, which could take up to 15
calendar days from the date of your
purchase.


You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

   If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form
         (which may require a signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent investments must be for $100 or more.

Shares may be purchased through your authorized financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:
      Seligman Data Corp.
      P.O. Box 9766
      Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use third party or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy each Fund's shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy each Fund's shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of either Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to either Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon MatrixSM. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.

Seligman Harvester. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses, and establishing a prudent withdrawal schedule. Contact your financial advisor for more information.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy the same Class shares of either Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through a broker/dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC for this transaction; however, the dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.

You may always send a written request to sell Fund shares,; however, it may take longer to get your money.

As an additional measure to protect you and the Fund, SDC may confirm written redemption requests that are (1) for $25,000 or more, or (2) directed to be paid to an alternate payee or sent to an address other than the address of record, with you or your financial advisor by telephone before sending you your money. This will not affect the date on which your redemption request is actually processed.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You will need to guarantee your signature(s) if the proceeds are:

(1)$50,000 or more;
(2)to be paid to someone other than all account owners; or
(3)mailed to other than your address of record.



   Signature Guarantee:
   Protects you and each
   Fund from fraud.
   It guarantees that a
   signature is genuine. A
   guarantee must be
   obtained from an eligible
   financial institution.
   Notarization by a notary
   public is not an
   acceptable guarantee.

You may need to provide additional documents to sell Fund shares if you are:
 .a corporation;
 .an executor or administrator;
 .a trustee or custodian; or
 .in a retirement plan.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in either Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, or Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 12%, 10%, or 10%, respectively, of the value of your Fund account (at the time of election) annually without a CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

 . Refuse an exchange request if:

   1. you have exchanged twice from the same fund in any three-month period;

   2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

   3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

 . Refuse any request to buy Fund shares;

 . Reject any request received by telephone;

 . Suspend or terminate telephone services;

 . Reject a signature guarantee that SDC believes may be fraudulent;

 . Close your fund account if its value falls below $500;

 . Close your account if it does not have a certified taxpayer identification number.

Telephone Services

You and your broker/dealer or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

 . Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

 . Exchange shares between funds;

 . Change dividend and/or capital gain distribution options;

 . Change your address;

 . Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

 . Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

 . Corporations may not sell Fund shares by phone;

 . IRAs may only exchange Fund shares or request address changes by phone;

 . Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

Reinstatement Privilege

If you sell either Fund's shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of that Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Dividends and Capital Gain Distributions

Each Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that each Fund's distributions will be primarily capital gains.

                         You may elect to:


                         (1) reinvest both dividends and capital gain
 Dividend:                   distributions;

                         (2) receive dividends in cash and reinvest capital
 A payment by a              gain distributions; or
 mutual fund,
 usually derived         (3) receive both dividends and capital gain
 from the fund's             distributions in cash.
 net investment
 income                  Your dividends and capital gain distributions will be
 (dividends and          reinvested if you do not instruct otherwise or if you
 interest earned         own either Fund's shares in a Seligman tax-deferred
 on portfolio            retirement plan.
 securities less
 expenses).              If you want to change your election, you may write SDC
                         at the address listed on the back cover of this
 Capital Gain            prospectus or, if you have telephone services, you or
 Distribution:           your financial advisor may call SDC. Your request must
 A payment to            be received by SDC before the record date to be
 mutual fund             effective for that dividend or capital gain
 shareholders            distribution.
 which
 represents              Cash dividends or capital gain distributions will be
 profits                 sent by check to your address of record or, if you
 realized on the         have current ACH bank information on file, directly
 sale of                 deposited into your predesignated bank account within
 securities in a         3-4 business days from the payable date.
 fund's
 portfolio.              Dividends and capital gain distributions are
                         reinvested to buy additional Fund shares on the
 Ex-dividend Date:       payable date using the NAV of the ex-dividend date.
 The day on
 which any               Dividends on Class B, Class C and Class D shares will
 declared                be lower than the dividends on Class A shares as a
 distributions           result of their higher 12b-1 fees. Capital gain
 (dividends or           distributions will be paid in the same amount for each
 capital gains)          Class.
 are deducted
 from a fund's
 assets before
 it calculates
 its NAV.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by a Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time that Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

Equity

Specialty
--------------------------------------------------------------------------------
Seligman Communications and
Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Henderson Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Seligman Henderson Emerging Markets Growth Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Small Company
--------------------------------------------------------------------------------
Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Small-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

Seligman Henderson Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Medium Company
--------------------------------------------------------------------------------
Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company
--------------------------------------------------------------------------------
Seligman Growth Fund

Seeks long-term growth of capital value and an increase in future income.

Seligman Henderson Global Growth Opportunities Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

Seligman Common Stock Fund

Seeks favorable, but not the highest, current income and long-term growth of both income and capital, without exposing capital to undue risk.

Seligman Henderson International Fund

Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Balanced
--------------------------------------------------------------------------------
Seligman Income Fund

Seeks high current income and improvement in capital value over the long term, consistent with prudent risk of capital.

Fixed-Income

Income
--------------------------------------------------------------------------------
Seligman High-Yield Bond Fund

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman U.S. Government Securities Fund

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Municipal
--------------------------------------------------------------------------------
Seligman Municipal Funds:
National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

 California                     Louisiana                                       New Jersey
 .High-Yield                    Maryland                                        New York
 .Quality                       Massachusetts                                   North Carolina
 Colorado                       Michigan                                        Ohio
 Florida                        Minnesota                                       Oregon
 Georgia                        Missouri                                        Pennsylvania
                                                                                South Carolina

* A small portion of income may be subject to state taxes.

Money Market
--------------------------------------------------------------------------------
Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

Financial Highlights

Large-Cap Value Fund

The tables below are intended to help you understand the financial performance of the Fund's Classes for the period of the Class's operations. Class C is a new Class, effective June 1, 1999, so financial highlights are not available. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche LLP, independent auditors, have audited this information. Their report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

CLASS A

                                                               April 25, 1997**
                                                Year ended            to
                                             December 31, 1998 December 31, 1997
                                             ----------------- -----------------
Per Share Data:*
Net asset value, beginning of period.......         $9.09             $7.14

                                                    -----             -----
Income from investment operations:
 Net investment income.....................          0.06              0.03
 Net gains or losses on securities (both
  realized and unrealized).................          0.99              2.06

                                                    -----             -----
Total from investment operations...........          1.05              2.09

                                                    -----             -----
Less distributions:
 Dividends (from net investment income)....         (0.04)            (0.01)
 Distributions (from capital gains)........         (0.06)            (0.13)

                                                    -----             -----
Total distributions........................         (0.10)            (0.14)

                                                    -----             -----
Net asset value, end of period.............        $10.04             $9.09

                                                    =====             =====
Total Return:                                       11.57%            29.28%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)...       $49,297           $23,699
Ratio of expenses to average net assets....          1.50%             1.47%+
Ratio of net income to average net assets..          0.61%             0.58%+
Portfolio turnover rate....................         10.44%            38.74%
Without management fee waiver:***
Ratios:
 Expenses to average net assets............                            2.07%+
 Net income to average net assets..........                           (0.02)%+

--------------
  * Per share amounts are calculated based on average shares outstanding. ** Commencement of operations.
*** Seligman at its discretion, waived a portion of its fees for the period presented.
  + Annualized.

Large-Cap Value Fund

                                                               April 25, 1997**
                                                Year ended            to
                                             December 31, 1998 December 31, 1997
CLASS B                                      ----------------- -----------------
Per Share Data:*
Net asset value, beginning of period.......         $9.04             $7.14

                                                    -----             -----
Income from investment operations:
 Net investment income.....................         (0.02)            (0.01)
 Net gains or losses on securities (both
  realized and unrealized).................          1.00              2.04

                                                    -----             -----
Total from investment operations...........          0.98              2.03

                                                    -----             -----
Less distributions:
 Distributions (from capital gains)........         (0.06)            (0.13)

                                                    -----             -----
Total distributions........................         (0.06)            (0.13)

                                                    -----             -----
Net asset value, end of period.............         $9.96             $9.04

                                                    =====             =====
Total Return:                                       10.85 %           28.46%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)...       $56,342           $16,930
Ratio of expenses to average net assets....          2.25 %            2.25%+
Ratio of net income to average net assets..         (0.14)%           (0.20)%+
Portfolio turnover rate....................         10.44 %           38.74%
Without management fee waiver:***
Ratios:
 Expenses to average net assets............                            2.85%+
 Net income to average net assets..........                           (0.80)%+
                                                               April 25, 1997**
                                                Year ended            to
                                             December 31, 1998 December 31, 1997
CLASS D                                      ----------------- -----------------
Per Share Data:*
Net asset value, beginning of period.......         $9.04             $7.14

                                                    -----             -----
Income from investment operations:
 Net investment income.....................         (0.02)            (0.01)
 Net gains or losses on securities (both
  realized and unrealized).................          1.00              2.04

                                                    -----             -----
Total from investment operations...........          0.98              2.03

                                                    -----             -----
Less distributions:
 Distributions (from capital gains)........         (0.06)            (0.13)

                                                    -----             -----
Total distributions........................         (0.06)            (0.13)

                                                    -----             -----
Net asset value, end of period.............         $9.96             $9.04

                                                    =====             =====
Total Return:                                       10.85 %           28.46%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)...       $42,886           $10,358
Ratio of expenses to average net assets....          2.25 %            2.25%+
Ratio of net income to average net assets..         (0.14)%           (0.20)%+
Portfolio turnover rate....................         10.44 %           38.74%
Without management fee waiver:***
Ratios:
 Expenses to average net assets............                            2.85%+
 Net income to average net assets..........                           (0.80)%+

--------
  * Per share amounts are calculated based on average shares outstanding. ** Commencement of operations.
*** Seligman at its discretion, waived a portion of its fees for the period presented.
  + Annualized.

Small-Cap Value Fund

The tables below are intended to help you understand the financial performance of the Fund's Classes for the period of the Class's operations. Class C is a new Class, effective June 1, 1999, so financial highlights are not available. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche llp, independent auditors, have audited this information. Their report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

CLASS A

                                                               April 25, 1997**
                                                Year ended            to
                                             December 31, 1998 December 31, 1997
                                             ----------------- -----------------
Per Share Data:*
Net asset value, beginning of period.......         $9.73             $7.14

                                                    -----             -----
Income from investment operations:
 Net investment income ....................         (0.09)            (0.07)
 Net gains or losses on securities (both
  realized and unrealized).................         (1.74)             2.67

                                                    -----             -----
Total from investment operations...........         (1.83)             2.60

                                                    -----             -----
Less distributions:
 Distributions (from capital gains)........         (0.03)            (0.01)

                                                    -----             -----
Total distributions........................         (0.03)            (0.01)

                                                    -----             -----
Net asset value, end of period.............         $7.87             $9.73

                                                    =====             =====
Total Return:                                      (18.81)%           36.38%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)...       $60,383           $87,510
Ratio of expenses to average net assets....          1.69 %            1.87%+
Ratio of net income to average net assets..         (0.98)%           (1.12)%+
Portfolio turnover rate....................         30.06 %           15.91%

--------------
 * Per share amounts are calculated based on average shares outstanding. ** Commencement of operations.
 + Annualized.

Small-Cap Value Fund

CLASS B
                                                               April 25, 1997**
                                                Year ended            to
                                             December 31, 1998 December 31, 1997
                                             ----------------- -----------------
Per Share Data:*
Net asset value, beginning of period.......         $9.69             $7.14

                                                    -----             -----
Income from investment operations:
 Net investment income.....................         (0.15)            (0.11)
 Net gains or losses on securities (both
  realized and unrealized).................         (1.73)             2.67

                                                    -----             -----
Total from investment operations...........         (1.88)             2.56

                                                    -----             -----
Less distributions:
 Distributions (from capital gains)........         (0.03)            (0.01)

                                                    -----             -----
Total distributions........................         (0.03)            (0.01)

                                                    -----             -----
Net asset value, end of period.............         $7.78             $9.69

                                                    =====             =====
Total Return:                                      (19.41)%           35.82%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)...       $71,875           $88,330
Ratio of expenses to average net assets....          2.44 %            2.63%+
Ratio of net income to average net assets..         (1.73)%           (1.88)%+
Portfolio turnover rate....................         30.06 %           15.91%
                                                               April 25, 1997**
                                                Year ended            to
                                             December 31, 1998 December 31, 1997
CLASS D                                      ----------------- -----------------
Per Share Data:*
Net asset value, beginning of period.......         $9.69             $7.14

                                                    -----             -----
Income from investment operations:
 Net investment income.....................         (0.15)            (0.11)
 Net gains or losses on securities (both
  realized and unrealized).................         (1.73)             2.67

                                                    -----             -----
Total from investment operations...........         (1.88)             2.56

                                                    -----             -----
Less distributions:
 Distributions (from capital gains)........         (0.03)            (0.01)

                                                    -----             -----
Total distributions........................         (0.03)            (0.01)

                                                    -----             -----
Net asset value, end of period.............         $7.78             $9.69

                                                    =====             =====
Total Return:                                      (19.41)%           35.82%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)...       $45,384           $63,360
Ratio of expenses to average net assets....          2.44 %            2.63%+
Ratio of net income to average net assets..         (1.73)%           (1.88)%+
Portfolio turnover rate....................         30.06 %           15.91%

--------------
 * Per share amounts are calculated based on average shares outstanding. ** Commencement of operations.
 + Annualized.

How to Contact Us

The Funds               Write:      Corporate Communications/
                                    Investor Relations Department
                                    J. & W. Seligman & Co. Incorporated
                                    100 Park Avenue, New York, NY 10017
                        Phone:      Toll-Free (800) 221-7844 in the US or
                                    (212) 850-1864 outside the US
                        Website:    http://www.seligman.com
Your Regular
(Non-Retirement)
Account                 Write:      Shareholder Services Department
                                    Seligman Data Corp.
                                    100 Park Avenue, New York, NY 10017
                        Phone:      Toll-Free (800) 221-2450 in the US or
                                    (212) 682-7600 outside the US
                        Website:    http://www.seligman.com
Your Retirement
Account                 Write:      Retirement Plan Services
                                    Seligman Data Corp.
                                    100 Park Avenue, New York, NY 10017
                        Phone:      Toll-Free (800) 445-1777


                24-hour telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

For More Information


The following information is available without charge upon request: Call toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US.

Statement of Additional Information (SAI) contains additional information about the Funds. It is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally part of) this prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.




                           SELIGMAN ADVISORS, INC.
                                an affiliate of
                                  [LOGO] JWS
                            J. & W. Seligman & Co.
                                 INCORPORATED
                               ESTABLISHED 1864

                      100 PARK AVENUE, NEW YORK, NY 10017


Information about the Funds, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC.

For information about the operation of the Public Reference Room, call
(800)SEC-0330. The SAI, Annual/Semi-Annual reports and other information about the Funds are also available on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by writing: Public Reference Section of the SEC, Washington, DC 20549-6009.

SEC FILE NUMBER:  811 - 08031

                        SELIGMAN VALUE FUND SERIES, INC.

                         Seligman Large-Cap Value Fund
                         Seligman Small-Cap Value Fund


                      Statement of Additional Information

                                  June 1, 1999

                                100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                      Toll Free Telephone: (800) 221-2450
     For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus, dated June 1, 1999, which covers the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund (individually, a "Fund"), each a separate fund of Seligman Value Fund Series, Inc., (the "Series"). This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which you may obtain by writing or calling the Series at the above address or telephone numbers.

The financial statements and notes included in each Fund's Annual Report, and the Independent Auditors' Reports thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.



                               Table of Contents

          Series History...........................................   2
          Description of the Series and its Investments and Risks..   2
          Management of the Series.................................   6
          Control Persons and Principal Holders of Securities......  11
          Investment Advisory and Other Services...................  11
          Brokerage Allocation and Other Practices.................  17
          Capital Stock and Other Securities.......................  18
          Purchase, Redemption, and Pricing of Shares..............  19
          Taxation of the Series...................................  25
          Underwriters.............................................  26
          Calculation of Performance Data..........................  27
          Financial Statements.....................................  30
          General Information......................................  30
          Appendix A...............................................  31
          Appendix B...............................................  34

EQVA1

                                 Series History

Seligman Value Fund Series, Inc. was incorporated under the laws of the state of Maryland on January 27, 1997.

            Description of the Series and its Investments and Risks

Classification

Seligman Value Fund Series, Inc. is a diversified open-end management investment company, or mutual fund. It consists of two separate and distinct funds: the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund.

Investment Strategies and Risks

The following information regarding each Fund's investments and risks supplements the information contained in the Prospectus.

Derivatives. Each Fund may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. Each Fund will not invest in derivatives for speculative purposes, which means where the derivative investment exposes the Fund to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. Each Fund will not invest in a specific type of derivative without prior approval from the Series' Board of Directors, after consideration of, among other things, how the derivative instrument serves the Fund's investment objective, and the risks associated with the investment. The only types of derivatives in which each Fund is currently permitted to invest are stock purchase rights and warrants and put options, as more fully described below.

Put Options. Each Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Each Fund will not purchase options for speculative purposes. Purchasing a put option gives a Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

When a Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly.

A put option provides hedge protection during its existence since a Fund, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, a Fund would let the put option expire resulting in a reduced profit on the underlying security equal to the cost of the put option. The cost of the put option is limited to the premium plus commission paid. Each Fund's maximum financial exposure will be limited to these costs.

Each Fund may purchase options listed on public exchanges as well as over-the-counter. Options listed on an exchange are generally considered very liquid. OTC options are considered less liquid, and therefore, will only be considered where there is not a comparable listed option. Because options will be used solely for hedging, and due to their relatively low cost and short duration, liquidity is not a significant concern.

Put options on securities may not be available to a Fund on reasonable terms in many situations and a Fund may frequently choose not to purchase options even when they are available. Each Fund's ability to engage in option transactions may be limited by tax considerations.

Rights and Warrants. Each Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Each Fund may not invest in rights and warrants if, at the time of acquisition by the Fund, the investment in rights and warrants would exceed 5% of such Fund's net assets, valued at the lower of cost or market.

Fixed-Income Securities. Each Fund may invest in fixed-income securities that are not required to be rated by a recognized rating agency. As a matter of policy, each Fund will invest only in "investment grade" debt securities or, in the case of unrated securities, debt securities that are, in the opinion of the investment manager, of equivalent quality to "investment grade" securities. Investment grade debt securities are rated within the four highest rating categories as determined by Moody's Investors Service, Inc. (Moody's) or Standard and Poor's Rating Service (S&P). A description of the debt securities ratings appears in Appendix A.

Foreign Securities. Each Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or Global Depositary Receipts (GDRs) (collectively, Depositary Receipts) in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes.

Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored Depositary Receipt programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. Each Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of

1933 (the 1933 Act)) and other securities that are not readily marketable. Each Fund does not currently expect to invest more than 5% of its assets in such securities. Each Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the investment manager, acting pursuant to procedures approved by the Series' Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the investment manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which a Fund acquires a money market instrument, generally a US Government obligation qualified for purchase by a Fund, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund and is unrelated to the interest rate on the instrument. Each Fund's repurchase agreements will at all times be fully collateralized, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. However, as a matter of fundamental policy, each Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

Borrowing. Each Fund from time to time may borrow money only from banks and only for temporary, extraordinary or emergency purposes in an amount up to 15% of its total assets at prevailing interest rates and invest the funds in additional securities. Each Fund may pledge its assets only to the extent necessary to effect permitted borrowings on a secured basis. Each Fund's borrowings are limited so that immediately after such borrowing the value of the Fund's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Fund, for any reason, have borrowings that do not meet the above test, then within three business days, such Fund must reduce such borrowings so as to meet the foregoing test. Under these circumstances, a Fund may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of a Fund's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of a Fund could decrease faster than if there had been no borrowings.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and the Board of Directors of the Series may change such policies without the vote of a Fund's shareholders.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. Each Fund's policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, each Fund may not:

- Issue senior securities or borrow money, except for temporary or emergency purposes in an amount not to exceed 15% of the value of its total assets. A Fund will not purchase any securities while outstanding borrowings are greater than 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to the extent necessary to effect permitted borrowings on a secured basis;

- Make "short sales" of securities, or purchase securities on "margin," or write or purchase put or call options, except a Fund may purchase put options for hedging purposes as approved by the Series' Board of Directors and as described in the Prospectus and herein;

- As to 75% of the value of its total assets, invest more than 5% of its total assets (taken at market) in securities of any one issuer, other than the US Government, its agencies or instrumentalities, buy more than 10% of the outstanding voting securities of any issuer, or invest to control or manage any company;

- Invest more than 25% of its total assets at market value in the securities of issuers of any one industry, except securities issued or guaranteed by the US Government, its agencies or instrumentalities;

- Purchase securities of open-end or closed-end investment companies, except as permitted by the Investment Company Act of 1940, as amended (1940 Act), and other applicable law or for the purpose of hedging the Series' obligations under the Deferred Compensation Plan for Directors;

- Purchase or hold any real estate, except each Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investments trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer (other than shares of the Fund), if to the Series' knowledge, those directors or officers of the Series individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities;

-  Purchase or sell commodities and commodity futures contracts;

- Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter when purchasing or selling portfolio securities; or

- Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks may be considered loans.

Each Fund may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940 (1940 Act), a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, each Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Each Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rate for the Large-Cap Value Fund for the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1997 was 10.44% and 38.74%, respectively. The portfolio turnover rate for the Small-Cap Value Fund for the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1997 was 30.06% and 15.91%, respectively.

                            Management of the Series

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Series.

Management Information

Directors and officers of the Series, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person", as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

           Name,                                                                     Principal
         (Age) and                   Position(s) Held                          Occupation(s) During
          Address                        with Fund                                 Past 5 Years
         --------                        ---------                                 ------------

     William C. Morris*       Director, Chairman of the        Chairman, J. & W. Seligman & Co. Incorporated,
            (61)              Board, Chief Executive Officer   Chairman and Chief Executive Officer, the Seligman
                              and Chairman of the Executive    Group of investment companies; Chairman, Seligman
                              Committee                        Advisors, Inc., Seligman Services, Inc., and Carbo
                                                               Ceramics Inc., ceramic proppants for oil and gas
                                                               industry; and Director, Seligman Data Corp.,
                                                               Kerr-McGee Corporation, diversified energy company.
                                                               Formerly, Director, Daniel Industries Inc.,
                                                               manufacturer of oil and gas metering equipment.

       Brian T. Zino*         Director, President and Member   Director and President, J. & W. Seligman & Co.
            (46)              of the Executive Committee       Incorporated; President (with the exception of
                                                               Seligman Quality Municipal Fund, Inc. and Seligman
                                                               Select Municipal Fund, Inc.) and Director or
                                                               Trustee, the Seligman Group of investment companies;
                                                               Chairman, Seligman Data Corp.; Member of the Board
                                                               of Governors of the Investment Company Institute;
                                                               and Director, ICI Mutual Insurance Company, Seligman
                                                               Advisors, Inc., and Seligman Services, Inc.


           Name,                                                                     Principal
         (Age) and                   Position(s) Held                          Occupation(s) During
          Address                        with Fund                                 Past 5 Years
          -------                        ---------                                 ------------

    Richard R. Schmaltz*      Director and Member of the       Director and Managing Director, Director of
            (58)              Executive Committee              Investments, J. & W. Seligman & Co. Incorporated;
                                                               Director or Trustee, the Seligman Group of
                                                               investment companies (except Seligman Cash
                                                               Management Fund, Inc.); Director, Seligman Henderson
                                                               Co., and Trustee Emeritus of Colby College.
                                                               Formerly, Director, Investment Research at Neuberger
                                                               & Berman from May 1993 to September 1996.

       John R. Galvin                    Director              Dean, Fletcher School of Law and Diplomacy at Tufts
            (69)                                               University; Director or Trustee, the Seligman Group
      Tufts University                                         of investment companies; Chairman Emeritus, American
      Packard Avenue,                                          Council on Germany; Governor of the Center for
     Medford, MA  02155                                        Creative Leadership; Director; Raytheon Co.,
                                                               electronics; National Defense University; and the
                                                               Institute for Defense Analyses.  Formerly, Director,
                                                               USLIFE Corporation, life insurance; Ambassador, U.S.
                                                               State Department for negotiations in Bosnia;
                                                               Distinguished Policy Analyst at Ohio State
                                                               University and Olin Distinguished Professor of
                                                               National Security Studies at the United States
                                                               Military Academy.  From June 1987 to June 1992, he
                                                               was the Supreme Allied Commander, Europe and the
                                                               Commander-in-Chief, United States European Command.

      Alice S. Ilchman                   Director              Retired President, Sarah Lawrence College; Director
            (64)                                               or Trustee, the Seligman Group of investment
    18 Highland Circle,                                        companies; Trustee, the Committee for Economic
   Bronxville, NY  10708                                       Development; and Chairman, The Rockefeller
                                                               Foundation, charitable foundation.  Formerly,
                                                               Trustee, The Markle Foundation, philanthropic
                                                               organization; and Director, New York Telephone
                                                               Company; and International Research and Exchange
                                                               Board, intellectual exchanges.


           Name,                                                                     Principal
         (Age) and                   Position(s) Held                          Occupation(s) During
          Address                        With Fund                                 Past 5 Years
          -------                        ---------                                 ------------

     Frank A. McPherson                  Director              Retired Chairman and Chief Executive Officer of
            (66)                                               Kerr-McGee Corporation; Director or Trustee, the
 2601 Northwest Expressway,                                    Seligman Group of investment companies; Director,
         Suite 805E                                            Kimberly-Clark Corporation, consumer products; Bank
  Oklahoma City, OK  73112                                     of Oklahoma Holding Company; Baptist Medical Center;
                                                               Oklahoma Chapter of the Nature Conservancy; Oklahoma
                                                               Medical Research Foundation; and National Boys and
                                                               Girls Clubs of America; and Member of the Business
                                                               Roundtable and National Petroleum Council.
                                                               Formerly, Chairman, Oklahoma City Public Schools
                                                               Foundation; and Director, Federal Reserve System's
                                                               Kansas City Reserve Bank and the Oklahoma City
                                                               Chamber of Commerce.

       John E. Merow                     Director              Retired Chairman and Senior Partner, Sullivan &
            (69)                                               Cromwell, law firm; Director or Trustee, the
     125 Broad Street,                                         Seligman Group of investment companies; Director,
    New York, NY  10004                                        Commonwealth Industries, Inc., manufacturers of
                                                               aluminum sheet products; the Foreign Policy
                                                               Association; Municipal Art Society of New York; the
                                                               U.S. Council for International Business; and New
                                                               York Presbyterian Hospital; Chairman, American
                                                               Australian Association; and New York Presbyterian
                                                               Healthcare Network, Inc.; Vice-Chairman, the
                                                               U.S.-New Zealand Council; and Member of the American
                                                               Law Institute and Council on Foreign Relations.

      Betsy S. Michel                    Director              Attorney; Director or Trustee, the Seligman Group of
            (56)                                               investment companies; Trustee, The Geraldine R.
       P.O. Box 449,                                           Dodge Foundation, charitable foundation; and
    Gladstone, NJ  07934                                       Chairman of the Board of Trustees of St. George's
                                                               School (Newport, RI).  Formerly, Director, the
                                                               National Association of Independent Schools
                                                               (Washington, DC).

      James C. Pitney                    Director              Retired Partner, Pitney, Hardin, Kipp & Szuch, law
            (72)                                               firm; Director or Trustee, the Seligman Group of
   Park Avenue at Morris                                       investment companies.  Formerly, Director, Public
  County, P.O. Box 1945,                                       Service Enterprise Group, public utility.
  Morristown, NJ  07962


           Name,                                                                     Principal
         (Age) and                   Position(s) Held                          Occupation(s) During
          Address                        With Fund                                 Past 5 Years
          -------                        ---------                                 ------------

      James Q. Riordan                   Director              Director or Trustee, the Seligman Group of
            (71)                                               investment companies; Director, The Houston
     675 Third Avenue,                                         Exploration Company; The Brooklyn Museum, KeySpan
         Suite 3004                                            Energy Corporation; and Public Broadcasting Service;
    New York, NY  10017                                        and Trustee, the Committee for Economic Development.
                                                               Formerly, Co-Chairman of the Policy Council of the
                                                               Tax Foundation; Director, Tesoro Petroleum
                                                               Companies, Inc. and Dow Jones & Company, Inc.;
                                                               Director and President, Bekaert Corporation; and
                                                               Co-Chairman, Mobil Corporation.

      Robert L. Shafer                   Director              Retired Vice President, Pfizer Inc.; Director or
            (66)                                               Trustee, the Seligman Group of investment companies.
    96 Evergreen Avenue,                                       Formerly, Director, USLIFE Corporation.
       Rye, NY  10580

      James N. Whitson                   Director              Director and Consultant, Sammons Enterprises, Inc.;
            (64)                                               Director or Trustee, the Seligman Group of
  6606 Forestshire Drive,                                      investment companies; Director, C-SPAN and
      Dallas, TX 75230                                         CommScope, Inc., manufacturer of coaxial cables.
                                                               Formerly, Executive Vice President, Chief Operating
                                                               Officer, Sammons Enterprises, Inc.; and Director,
                                                               Red Man Pipe and Supply Company, piping and other
                                                               materials.

       Neil T. Eigen           Vice President and Portfolio    Managing Director, J. & W. Seligman & Co.
            (56)               Manager                         Incorporated.  Formerly, Senior Managing Director,
                                                               Chief Investment Officer and Director of Equity
                                                               Investing, Bear Stearns Asset Management.

     Lawrence P. Vogel                Vice President           Senior Vice President, Finance, J. & W. Seligman &
            (42)                                               Co. Incorporated, Seligman Advisors, Inc., and
                                                               Seligman Data Corp.; Vice President, the Seligman
                                                               Group of investment companies, and Seligman
                                                               Services, Inc.; Vice President and Treasurer,
                                                               Seligman International, Inc.; and Treasurer,
                                                               Seligman Henderson Co.

       Frank J. Nasta                    Secretary             General Counsel, Senior Vice President, Law and
            (34)                                               Regulation and Corporate Secretary, J. & W. Seligman
                                                               & Co. Incorporated; Secretary, the Seligman Group of
                                                               investment companies, Seligman Advisors, Inc.,
                                                               Seligman Henderson Co., Seligman Services, Inc.,
                                                               Seligman International, Inc. and Seligman Data Corp.

       Thomas G. Rose                    Treasurer             Treasurer, the Seligman Group of investment
            (41)                                               companies and Seligman Data Corp.


The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Series for which no market valuation is available, and to elect or appoint officers of the Series to serve until the next meeting of the Board.

Directors and officers of the Series are also directors and officers of some or all of the other investment companies in the Seligman Group.

Compensation

                                                                    Pension or           Total Compensation
                                              Aggregate        Retirement Benefits        from Series and
         Name and                            Compensation      Accrued as Part of          Series Complex
         Position with Fund                  from Series (1)     Series Expenses         to Directors (1)(2)
         ------------------                  ---------------     ---------------         -------------------
William C. Morris, Director and Chairman               N/A             N/A                        N/A
Brian T. Zino, Director and President                  N/A             N/A                        N/A
Richard R. Schmaltz, Director                          N/A             N/A                        N/A
John R. Galvin, Director                         $1,489.91             N/A                    $79,000
Alice S. Ilchman, Director                        1,367.45             N/A                     73,000
Frank A. McPherson, Director                      1,489.91             N/A                     79,000
John E. Merow, Director                           1,449.09             N/A                     77,000
Betsy S. Michel, Director                         1,489.91             N/A                     79,000
James C. Pitney, Director                         1,408.27             N/A                     75,000
James Q. Riordan, Director                        1,408.27             N/A                     75,000
Robert L. Shafer, Director                        1,408.27             N/A                     75,000
James N. Whitson, Director                        1,489.91(d)          N/A                     79,000(d)

__________________________
(1) For the year ended December 31, 1998. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.
(2) The Seligman Group of investment companies consists of eighteen investment companies.
(d) Deferred.

The Series has a compensation arrangement under which outside directors may elect to defer receiving their fees. The Series has adopted a Deferred Compensation Plan under which a director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of any of the investment companies advised by J. & W. Seligman & Co. Incorporated, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in each Fund's financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Series to Mr. Whitson as of December 31, 1998 was $2,484.

The Series may, but is not obligated to, purchase shares of the Seligman Group of investment companies to hedge its obligations in connection with the Deferred Compensation Plan.

Sales Charges

Class A shares of each Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Series, the other investment companies in the Seligman Group, and J. & W. Seligman & Co. Incorporated and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by J. & W. Seligman & Co. Incorporated or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Series.

Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

              Control Persons and Principal Holders of Securities

Control Persons

As of May 14, 1999, there was no person or persons who controlled either the Large-Cap Value Fund or the Small-Cap Value Fund, either through a significant ownership of shares or any other means of control.

Principal Holders

As of May 14, 1999, 14.41% of the Large-Cap Value Fund's Class A capital stock then outstanding, 40.17% of the Large-Cap Value Fund's Class B capital stock then outstanding and 21.12% of the

Large-Cap Value Fund's Class D capital stock then outstanding, were registered in the name of MLPF&S, Attn Fund Administrator, 4800 Deer Lake Drive East, Jacksonville, FL 32246.

As of May 14, 1999, 15.36% of the Small-Cap Value Fund's Class A capital stock then outstanding, 35.61% of the Small-Cap Value Fund's Class B capital stock then outstanding and 35.68% of the Small-Cap Value Fund's Class D capital stock then outstanding, were registered in the name of MLPF&S, Attn Fund Administrator, 4800 Deer Lake Drive East, Jacksonville, FL 32246.

Management Ownership

As of May 14, 1999, Directors and officers of the Series as a group owned directly or indirectly 118,520 Class A shares, or 2.36% of the outstanding shares of the Class A capital stock of the Large-Cap Value Fund and 127,723 Class A shares, or 2.09% of the outstanding shares of the Class A capital stock of the Small-Cap Value Fund. As of the same date, no Directors or officers of the Series owned shares of Class B or Class D shares of either Fund.

                     Investment Advisory and Other Services

Investment Manager

J. & W. Seligman & Co. Incorporated (Seligman) manages each Fund of the Series. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix B for further history of Seligman.

All of the officers of the Series listed above are officers or employees of Seligman. Their affiliations with the Series and with Seligman are provided under their principal business occupations.

Each Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to .80% of the Large-Cap Value Fund's average daily net assets and 1.00% of the Small-Cap Value Fund's average daily net assets. Seligman, at its discretion, waived a portion of its fees for the Large-Cap Value Fund for the period ended December 31, 1997. The management fees paid by the Large-Cap Value Fund for the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1997 were $862,479 and $36,266 or .80% and .20% per annum, respectively, of its average daily net assets. The management fees paid by the Small-Cap Value Fund for the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1997 were $2,255,973 and $819,194 or 1% and 1% per annum, respectively, of its average daily net assets.

Each Fund pays all of its expenses other than those assumed by Seligman, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying their respective shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Series not employed by or serving as a director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. Certain expenses are allocated between each Fund in a manner determined by the Board of Directors to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Series for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was initially approved by the Board of Directors on March 20, 1997 and by the sole shareholder of each Fund on April 7, 1997. The Management Agreement will continue in effect until December 31, 1998 and thereafter from year to year, if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Series at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by either Fund, without penalty, on 60 days written notice to Seligman and will terminate automatically in the event of its assignment. Each Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

Officers, directors and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Series, within the preceding two weeks, (2) has been reviewed by Seligman for a possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

Principal Underwriter

Seligman Advisors, Inc. (Seligman Advisors), an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund of the Series and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Series. Those individuals identified above under "Management Information" as directors or officers of the Series and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement dated March 20, 1997, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Series with such office space, administrative and other services and executive and other personnel as are necessary for Series operations. Seligman pays all of the compensation of directors of the Series who are employees or consultants of Seligman and of the officers and employees of the Series. Seligman also provides senior management for Seligman Data Corp., the Series' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Series.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Series with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:
---------------

                                                                                        Regular Dealer
                                    Sales Charge              Sales Charge               Reallowance
                                     As a % of                As a % of Net               As a % of
Amount of Purchase               Offering Price(1)           Amount Invested            Offering Price
------------------               -----------------           ---------------            --------------
Less than $50,000                       4.75%                      4.99%                       4.25%
$50,000  -  $99,999                     4.00                       4.17                        3.50
$100,000  -  $249,999                   3.50                       3.63                        3.00
$250,000  -  $499,999                   2.50                       2.56                        2.25
$500,000  -  $999,999                   2.00                       2.04                        1.75
$1,000,000 and over(2)                     0                          0                           0

(1) "Offering Price" is the amount that you actually pay for each Fund's shares; it includes the initial sales charge.
(2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within eighteen months.


Class C shares:
---------------

                                                                                       Regular Dealer
                                      Sales Charge            Sales Charge              Reallowance
                                        As a % of            as a % of Net               As a % of
Amount of Purchase                  Offering Price(1)       Amount Invested            Offering Price
------------------                  -----------------       ---------------            --------------
Less than  $100,000                        1.00%                   1.01%                       1.00%
$100,000  -  $249,999                      0.50                    0.50                        0.50
$250,000  -  $1,000,000(2)                    0                       0                           0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more, you will pay less in fees and charges if you buy Class A shares.

Seligman Services, Inc. (Seligman Services) an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1997, Seligman Services received commissions from certain sales of shares of the Large-Cap Value Fund in the amount of $3,184 and $725, respectively. For the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1997, Seligman Services received commissions from certain sales of shares of the Small-Cap Value Fund in the amount of $2,646 and $4,687, respectively.

Rule 12b-1 Plan

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of such Fund's Class A, Class B, Class C and Class D shares, respectively. Payments by each Fund under its 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to the Fund's shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund, respectively. Payments made by each Fund under its 12b-1 Plan are intended to be used to encourage sales of each Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares of the Fund may not be used to pay expenses incurred solely in respect of any other class of the Fund, or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes of the Fund in accordance with a methodology approved by the Series' Board of Directors. Expenses of distribution activities that benefit both a Fund and other Seligman funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A
-------

Under the 12b-1 Plan, each Fund, with respect to its Class A shares, pays quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of such Fund's Class A shares. These fees are used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Board of Directors. Each Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If a Fund's 12b-1 Plan is terminated in respect of its Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to its Class A shares. The total amount paid to Seligman Advisors in respect of Class A shares of the Large-Cap Value Fund and the Small-Cap Value Fund for the year ended December 31, 1998 was $102,126 and $189,512, equivalent to .25% and .25% per annum, respectively, of the average daily net assets of each Fund's Class A shares.

Class B
-------

Under the 12b-1 Plan, each Fund, with respect to its Class B shares, pays monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund's Class B shares. The fee is comprised of (1) a distribution fee equal to .75% per annum, which is paid directly to a third party, FEP Capital, L.P., to compensate it for having funded, at the time of sale Class B shares of each Fund(i) a 4% sales commission to Service Organizations and (ii) a payment of up to .25% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or FEP Capital, L.P. in any one year upon the initial purchase of Class B shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any year each Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and FEP Capital, L.P. are not reimbursed for expenses which exceed such fees. If a Fund's 12b-1 Plan is terminated in respect of its Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or FEP Capital, L.P. with respect to its Class B shares. The total amount paid in respect of Class B shares of the Large-Cap Value Fund and the Small-Cap Value Fund for the year ended December 31, 1998 was $392,609 and $850,237, equivalent to 1% and 1% per annum, respectively, of the average daily net assets of each Fund's Class B shares.

Class C
-------

Under the 12b-1 Plan, the Fund, with respect to Class C shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. The fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of .25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The Fund did not pay any 12b-1 fees in respect of Class C shares for the fiscal year ended September 30, 1998 because no Class C shares were issued or outstanding during such period.

Class D
-------

Under the 12b-1 Plan, each Fund, with respect to its Class D shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund's Class D shares. The fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders of the Fund over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund. The total amount paid in respect of Class D shares of the Large-Cap Value Fund and the Small-Cap Value Fund for the year ended December 31, 1998 was $268,437 and $634,151, equivalent to 1% and 1% per annum, respectively, of the average daily net assets of each Fund's Class D shares.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year each Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 1998, Seligman Advisors has incurred $157,218 and $142,404 of unreimbursed expenses, equal to .37% and .31% of net assets in respect of Class D shares of the Large-Cap Value Fund and the Small-Cap Value Fund, respectively.

If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to its Class D shares.

Payments made by the Large-Cap Value Fund and the Small-Cap Value Fund under each Fund's 12b-1 Plan for the year ended December 31, 1998, were spent on the following activities in the following amounts (no Class C shares of either Fund were outstanding during such fiscal year):

                                                      Compensation to    Compensation to           Other
Fund/Class                                             Underwriters       Broker/Dealers       Compensation*
----------                                             ------------       --------------       -------------
Large-Cap Value Fund/A                                        ---            $102,126                 ---
Large-Cap Value Fund/B                                        ---              98,261            $294,348
Large-Cap Value Fund/D                                   $155,541             112,896                 ---

Small-Cap Value Fund/A                                        ---            $189,512                 ---
Small-Cap Value Fund/B                                        ---             213,158            $637,079
Small-Cap Value Fund/D                                   $415,562             218,589                 ---

* Payment is made to FEP Capital, L.P. to compensate it for having funded at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plans were approved on March 20, 1997 by the Board of Directors of the Series, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Series and who have no direct or indirect financial interest in the operation of the 12b-1 Plans or in any agreement related to the 12b-1 Plans (the "Qualified Directors") and by the sole shareholder of each Fund on April 7, 1997. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Series, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of the Class. If the amount payable in respect of Class A shares under the 12b-1 Plans is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors.

The 12b-1 Plans require that the Treasurer of the Series shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Series be made by such disinterested Directors.

Seligman Services acts as the broker/dealer of record for shareholder accounts of the Series that do not have a designated financial advisor and receives compensation from each Fund pursuant to its 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1997, Seligman Services received distribution and service fees from the Large-Cap Value Fund in the amounts of $10,268 and $2,587, respectively. For the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1997, Seligman Services received distribution and service fees from the Small-Cap Value Fund in the amounts of $10,913 and $3,777, respectively.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities for each Fund of the Series. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Series deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which the Series' directors and/or officers are affiliated.

For the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1997, the Large-Cap Value Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $134,613 and $80,073, respectively. For the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1997, the Small-Cap Value Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $235,785 and $333,924, respectively. The amount of brokerage commissions paid by the Large-Cap Value Fund has increased materially from 1997 due to the Fund's increase in new assets under management and the Fund's completion of a full year of portfolio transactions for 1998, in comparison to 1997 where the Fund was only in operation for the period April 25, 1997 (inception) through December 31, 1997.

Commissions

For the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1997, the Series did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Series, Seligman, or Seligman Advisors.

Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to a Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Series than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Series.

Directed Brokerage

During the year ended December 31, 1998, neither the Series nor Seligman directed any of its brokerage transactions to a broker because of research services provided.

Regular Broker-Dealers

During the year ended December 31, 1998, neither Fund of the Series acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

                       Capital Stock and Other Securities

Capital Stock

The Directors of the Series are authorized to issue, create and classify shares of capital stock in separate funds without further action by shareholders. Shares of capital stock of each Fund have a par value of

$.001 and are divided into four classes, designated as Class A common stock, Class B common stock, Class C common stock and Class D common stock. Each share of a Fund's Class A , Class B , Class C, and Class D common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Series has adopted a Plan (Multiclass Plan) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no liquidation, conversion or prescriptive rights.

Other Securities

The Series has no authorized securities other than the above-mentioned common stock.

                  Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A
-------

Class A shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of a Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a director or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

  1. Employees must authorize the employer, if requested by the Series, to receive in bulk and to distribute to each participant on a timely basis the Series prospectus, reports, and other shareholder communications.

  2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Series 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

  3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans.    The table of sales charges in the Prospectus
applies to sales to "eligible employee benefit plans," except that the Series may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Series' shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Series' shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.
Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Series' shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Series' shares;

(6) to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Series;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more either alone or through a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B
-------

Class B shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                    CDSC
--------------------                                    ----
Less than 1 year........................................  5%
1 year or more but less than 2 years....................  4%
2 years or more but less than 3 years...................  3%
3 years or more but less than 4 years...................  3%
4 years or more but less than 5 years...................  2%
5 years or more but less than 6 years...................  1%
6 years or more.........................................  0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of each Fund exercising the exchange privilege will continue to be subject to such Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of each Fund acquired by exchange will be subject to such Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C
-------

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D
-------

Class D shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Systematic Withdrawals. Class B, Class C and Class D shareholders of each Fund who reinvest both their dividends and capital gain distributions to purchase additional shares of each Fund, respectively, may use the Fund's Systematic Withdrawal Plan to withdraw up to 12% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class B and Class D shares of each Fund of the Series (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Series;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.

If, with respect to a redemption of any Class A, Class B, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Payment in Securities. In addition to cash, the Series may accept securities in payment for Series' shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Series does not presently intend to accept securities in payment for its shares. Generally, the Series will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Series and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Series would not accept securities with a value of less than $100,000 per issue in payment for shares. The Series may reject in whole or in part offers to pay for Series' shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Series' shares at any time without notice. The Series will not accept restricted securities in payment for shares. The Series will value accepted securities in the manner provided for valuing portfolio securities of the Series. Any securities accepted by the Series in payment for Series' shares will have an active and substantial market and have a value which is readily ascertainable.

Fund Reorganizations

Class A shares and Class C shares of each Fund of the Series may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of a Fund's shares if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell shares of each Fund, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Series will also determine NAV for each class of a Fund on each day in which there is a sufficient degree of trading in a Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class of a Fund is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.

Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available, including restricted securities, are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued on an amortized cost basis based on the value of such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value of each Fund's shares. Premiums received on the sale of call options will be included in the net asset value, and the current market value of the options sold by each Fund will be subtracted from its net asset value.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE.
The values of such securities used in computing the net asset value of the shares of each Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in accordance with procedures approved by the Board of Directors.

For purposes of determining the net asset value per share of each Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up

Under the current distribution arrangements between the Series and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B and Class D shares are sold at NAV(2). Using each Class's NAV at December 31, 1998, (except Class C shares which commences operations effective June 1, 1999), the maximum offering price of each Fund's shares is as follows:

                                                    Large-Cap   Small-Cap
                                                    Value Fund  Value Fund

Class A
-------
  Net asset value per share.......................      $10.04       $7.87
                                                        ------       -----

  Maximum sales charge (4.75% of offering price)..         .50         .39
                                                        ------       -----

  Offering price to public........................      $10.54       $8.26
                                                        ======       =====
Class B
-------
  Net asset value and offering price per share(2).       $9.96       $7.78
                                                         =====       =====
Class D
-------
  Net asset value and offering price per share(2).       $9.96       $7.78
                                                         =====       =====
______________
(1) In addition to the front-end sales charge of 1.00%, Class C shares are subject to a 1% CDSC if you redeem your shares with in eighteen months of purchase.

(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are also subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Series' shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                             Taxation of the Series

Each Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, each Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from a Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Series will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Series' capital gains from property held for more than one year.

Any gain or loss realized upon a sale or redemption of shares in each Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of each Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of such Fund.

In determining gain or loss on shares of each Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Series. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

Each Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned. Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Series is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Series may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Series may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any of its undistributed dividends and capital gain distributions. The Series also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement dated March 20, 1997 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Series. Seligman Advisors accepts orders for the purchase of the Series' shares, which are offered continuously. As general distributor of the Series' shares, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares of the Large-Cap Value Fund for the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1997 amounted to $505,337 and $442,967, respectively, of which $57,852 and $29,676, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class A shares of the Small-Cap Value Fund for the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1997 amounted to $556,351 and $2,115,552, respectively, of which $61,808 and $194,285, respectively, was retained by Seligman Advisors. No Class C shares of the Fund were issued or outstanding during such fiscal years.

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Series, received the following commissions and other compensation from each Fund during its year ended December 31, 1998:


                           Net Underwriting       Compensation on
                            Discounts and         Redemptions and
                             Commissions            Repurchases
                           (Class A  Sales      (CDSC on Class A and       Brokerage             Other
Fund                       Charge Retained)      Class D Retained)        Commissions       Compensation(1)
----                       ---------------       -----------------        -----------       ---------------
Large-Cap Value                $57,852                 $12,233                 $0               $49,268
Small-Cap Value                $61,808                 $71,797                 $0               $39,142

 (1) Seligman Advisors has sold its rights to collect the distribution fees paid by each Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to FEP Capital, L.P., in connection with an arrangement with FEP Capital, L.P. as discussed above under "12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from FEP Capital, L.P. based on the value of Class B shares sold. Such payments received for the year ended December 31, 1998 are reflected in the table.

Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million;
 .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                        Calculation of Performance Data

The total returns for Class A shares of the Large-Cap Value Fund for the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1998 were 6.31% and 20.71%, respectively. The total returns for Class A shares of the Small-Cap Value Fund for the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1998 were (22.71)% and 3.17%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class A shares over the relevant time period were reinvested. It was then assumed that at the end of the period, the entire amount was redeemed. The total return was then determined by calculating the rate required for the initial investment to grow to the amount which would have been received upon redemption (income and capital). The total returns for Class B shares of the Large-Cap Value Fund for the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1998 were 5.85% and 21.27%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by each Fund's Class B shares, if any, were reinvested over the relevant time period. The total returns for Class B shares of the Small-Cap Value Fund for the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1998 were (23.42)% and 3.20%, respectively. It was then assumed that at the end of the period the entire amount was redeemed, subtracting the applicable CDSC. The total returns for Class D shares of the Large-Cap Value Fund for the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1998 were 9.85% and 23.33%, respectively. The total returns for Class D shares of the Small-Cap Value Fund for the year ended December 31, 1998 and for the period April 25, 1997 (inception) through December 31, 1998 were (20.21)% and 5.51%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by each Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the period, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

Class C shares is a new class, effective June 1, 1999, so no performance data is presented.

Table A below illustrates the total return (income and capital) on Class A shares of each Fund with dividends invested and capital gain distributions taken in shares. It shows that a $1,000 investment in Class A shares of the Large-Cap Value Fund, assuming payment of the 4.75% sales charge, made on April 25, 1997 (commencement of offering) had a value of $1,373 on December 31, 1998, resulting in an aggregate total return of 37.32%; and a $1,000 investment in Class A shares of the Small-Cap Value Fund, assuming payment of the 4.75% sales charge, made on April 25, 1997 (commencement of offering) had a value of $1,054 on December 31, 1998, resulting in an aggregate total return of 5.40%. Table B illustrates the total return (income and capital) on Class B shares of each Fund with dividends invested and capital gain distributions, if any, taken in shares. It shows that a $1,000 investment in Class B shares of the Large-Cap Value Fund made on April 25, 1997 (commencement of offering) had a value of $1,384 on December 31, 1998, after subtracting the 4% CDSC, resulting in an aggregate total return of 38.39%; and a $1,000 investment in Class B shares of the Small-Cap Value Fund made on April 25, 1997 (commencement of offering) had a value of $1,055 on December 31, 1998, after subtracting the 4% CDSC, resulting in an aggregate total return of 5.46%. Table C illustrates the total return (income and capital) on Class D shares of each Fund with dividends invested and capital gain distributions, if any, taken in shares. It shows that a $1,000 investment in Class D shares of the Large-Cap Value Fund made on April 25, 1997 (commencement of offering) had a value of $1,424 on December 31, 1998, resulting in an aggregate total return of 42.39%; and a $1,000 investment in Class D shares of the Small-Cap Value Fund made on April 25, 1997 (commencement of offering) had a value of $1,095 on December 31, 1998, resulting in an aggregate total return of 9.46%. The results shown should not be considered a representation of the dividend income or gain in capital value which may be realized from an investment made in a class of shares of the Series today.

                                            TABLE A - CLASS A SHARES

                       Value of       Value of Capital
                       Initial             Gain              Value of        Total Value of     Total
  Period Ended1      Investment/2/      Distributions        Dividends         Investment      Return/1,3/
  -------------      -------------      -------------        ---------         ----------      -----------
Large-Cap
Value Fund
12/31/97               $1,212                $18                 $1             $1,231
12/31/98                1,339                 27                  7              1,373              37.32%

Small-Cap  Value
 Fund
12/31/97               $1,297                $ 1               $---             $1,298
12/31/98                1,049                  5                ---              1,054               5.40%

                                            TABLE B - CLASS B SHARES

                       Value of        Value of Capital
                        Initial             Gain             Value of        Total Value of     Total
  Period Ended1      Investment/2/      Distributions        Dividends        Investment/2/    Return/1,3/
  -------------      -------------      -------------        ---------        -------------    -----------
Large-Cap
Value Fund
12/31/97               $1,267                $18               $---             $1,285
12/31/98                1,355                 29                ---              1,384              38.39%

Small-Cap  Value
 Fund
12/31/97               $1,357                $ 1               $---             $1,358
12/31/98                1,050                  5                ---              1,055               5.46%

                                            TABLE C - CLASS D SHARES

                                      Value of Capital
                  Value of Initial          Gain            Value of        Total Value of      Total
 Period Ended1      Investment/2/      Distributions        Dividends        Investment/2/    Return/1,3/
 -------------      -------------      -------------        ---------        -------------    -----------
Large-Cap
Value Fund
12/31/97               $1,267                $18               $---             $1,285
12/31/98                1,395                 29                ---              1,424               42.39%

Small-Cap Value
 Fund
12/31/97               $1,357                $ 1               $---             $1,358
12/31/98                1,090                  5                ---              1,095                9.46%

_______________________
 1 For the year ended December 31, 1997 the performance of the Class A, Class B and Class D shares represents the performance for the period April 25, 1997 (commencement of offering) through December 31, 1997.

2 The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales charge or CDSC, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSC, if applicable, and assumes investment of all dividends and capital gain distributions.

3 "Total Return" for each class of shares of each Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

Each Fund may, from time to time, make reference in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc., an independent reporting service which monitors the performance of mutual funds. In calculating the total return of each Fund's Class A, Class B, Class C and Class D shares, respectively, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales charges. Each Fund may also refer in advertisements in other promotional material to articles, comments, listings and columns in the financial press pertaining to such Fund's performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST AND YOUR MONEY.

Each Fund's advertising or promotional material may make reference to such Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of a Fund, as compared to that of the overall market. Standard deviation measures how widely a Fund's performance has varied from its average performance, and is an indicator of a Fund's potential for volatility. Alpha measures the difference between the returns of a Fund and the returns of the market, adjusted for volatility.

                              Financial Statements

Each Fund's Annual Report to shareholders for the year ended December 31, 1998 contains a schedule of investments as of December 31, 1998 as well as certain other financial information as of that date. The financial statements and notes included in the Annual Reports, and the Independent Auditors' Reports thereon, are incorporated herein by reference. These Reports will be furnished without charge to investors who request copies of this SAI.

                              General Information

Custodian. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian of the Series. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for each Fund of the Series.

Auditors. Deloitte & Touche, LLP, independent auditors, have been selected as auditors of the Series. Their address is Two World Financial Center, New York, New York 10281.

                                   Appendix A

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
DEBT SECURITIES

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICE (S&P)
DEBT SECURITIES

AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated A are regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated BBB are regarded as having an adequate capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D:  Debt rated "D" is in payment default.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   Appendix B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

 .  Helps finance America's fledgling railroads through underwritings.
 . Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
 .  Becomes a prominent underwriter of corporate securities, including New York
   Mutual Gas Light Company, later part of Consolidated Edison.
 .  Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
 .  Is appointed U.S. Navy fiscal agent by President Grant.
 . Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

 .  Helps Congress finance the building of the Panama Canal.

 ...1910s

 . Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

 . Participates in hundreds of successful underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

 . Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

 .  Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
 .  Establishes Investment Advisory Service.

 ...1940s

 .  Helps shape the Investment Company Act of 1940.
 .  Leads in the purchase and subsequent sale to the public of Newport News
   Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
 .  Assumes management of National Investors Corporation, today Seligman Growth
   Fund, Inc.
 .  Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

 .  Develops new open-end investment companies. Today, manages more than 50 mutual fund portfolios.
 .  Helps pioneer state-specific municipal bond funds, today managing a national and 18 state-specific municipal funds.
 .  Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations
   Corporation.
 . Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

 .  Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality
   Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.
 .  In 1991 establishes a joint venture with Henderson plc, of London, known as
   Seligman Henderson Co., to offer global investment products.
 . Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

 . Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

 . Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.



Saivfb699

                                     SELIGMAN
                            -----------------

                                    LARGE-CAP
                                   VALUE FUND


                                   [GRAPHIC]


                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                                   ----------

                                A Value Approach
                                 to Seeking the
                              Capital Appreciation
                                  Potential of
                                Larger Companies



                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

[PHOTOGRAPH]
Picture of James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.



 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


--------------------------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Managers ....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12

Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   16
Report of Independent Auditors ............................................   17
Federal Tax Status of 1998 Dividend and Gain
  Distributions for Taxable Accounts ......................................   18
Board of Directors ........................................................   19
Executive Officers and For More Information ...............................   20
Glossary of Financial Terms ...............................................   21
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

In 1998, Seligman Large-Cap Value Fund posted a total return of 11.57% based on the net asset value of Class A shares. This return lagged the 15.63% total return of the Russell 1000 Value Index and the 28.58% return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). A discussion with your Portfolio Managers regarding the Fund's results begins on page 2.

The past year marked the eighth year of economic expansion in the US, with real domestic growth of 3.9%. For the stock market, it was the first time in history that the S&P 500 registered more than 20% gains four years in a row. Unfortunately for your Fund, the majority of 1998's gains came from large-capitalization growth stocks. The large-cap value stocks that your Fund invests in did not fare as well.

The international economic background in 1998 was one of steadily deteriorating conditions as the financial crisis, originally limited to a few Asian countries, spread throughout other regions. In the ensuing "flight to quality," investors from around the world poured money into the largest US growth stocks. In the rush to own only the very best American growth companies, investors bypassed value stocks, which by their nature are undervalued and underappreciated by the market.

Some value stocks are cheap for a reason -- the company has a history of missed earnings estimates, a poor management team, etc. Other value stocks are cheap due to a temporary condition -- the company is restructuring, changing management, etc. A value manager tries to invest in the second type of stock in anticipation of the market recognizing the company's true value. In 1998 however, cheap stocks stayed cheap as the market rewarded growth over value.

Currency instability and rising global recession/deflation fears exacerbated already high market volatility throughout the year. The Russian debt default, as well as the possible collapse of Long-Term Capital Management LP, a large hedge fund plagued by a series of bad currency investments, left investors nervous. By late August, a stock market correction threatened to turn into a more significant decline, as the Dow Jones Industrial Average fell more than 850 points in two days, wiping out all of the year's gains. Value stocks were punished along with growth stocks, and did not rebound as sharply when the Federal Reserve cut short-term interest rates.

Subdued inflation, low interest rates, improving prospects in Asia, and a Federal Reserve leading the fight against global recession are all positive for the US markets in 1999. However, pressure on corporate profits is likely to continue, as the US enters a period of slower growth. Valuations on some of the largest growth stocks seem excessive, and any broadening of the market in 1999 may negatively affect their share prices and reward more reasonably-priced value stocks. In addition, low commodity prices are impacting much of the world, making it harder for US multinationals to export. We expect a challenging environment confronted with economic uncertainties and continued high volatility.

Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

Thank you for your continued support of Seligman Large-Cap Value Fund in 1998. We look forward to serving your investment needs in 1999.

By order of the Board of Directors,

/s/William C. Morris
--------------------
William C. Morris
Chairman
                                /s/Brian T. Zino
                               -----------------
                                Brian T. Zino
                                President


January 29, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

Q.   How did Seligman Large-Cap Value Fund perform in 1998?

A. For the 12 months ended December 31, 1998, Seligman Large-Cap Value Fund posted a total return of 11.57% based on the net asset value of Class A shares. This compares to the 28.58% return of the Standard &Poor's 500 Composite Stock Price Index (S&P 500) and the 15.63% total return of the Russell 1000 Value Index. The Fund underperformed relative to the S&P 500 because value stocks in general did not fare as well as growth stocks. The Fund's underperformance relative to the Russell 1000 Value Index was due to the Fund's heavy weighting in financial stocks, which were particularly hard hit during the third quarter. However, many of these stocks began to recover in the fourth quarter.

Q.   Which economic and market factors influenced the Fund's results in 1998?

A. The past year proved difficult for value funds in general, and ours was no exception. The biggest problem for us in 1998 was the weak economies of Asia and their dampening effect on global trade. A number of the companies the Fund owns suffered earnings disappointments because of the shortfall in business from Asia. This erosion in earnings led to lower stock prices.

     In 1998, the S&P 500 returned more than 28%. This impressive return masks several difficulties experienced by investors in 1998. The first is the issue of growth versus value. As investors worried about everything from deflationary pressures in the US to devalued currencies in the emerging markets, the largest, most liquid growth companies in the US -- companies with proven track records of growing earnings in the past -- were rewarded in a "flight to quality." Meanwhile, large-cap value stocks didn't fare as well. The growth subsector of the S&P 500 was up 40%, while the value subsector was up only 12%. This was one of the widest growth-to-value performance disparities in history.

     The other issue masked by the large gains in the S&P 500 was the narrowness of the market. Fifty of the stocks in the S&P 500 were responsible for 94% of its gain, leaving the other 450 with a rise of about 1.5%. While this trend was troublesome for active managers in general, it adversely affected value managers even more, since eight of the top 10 performers within the S&P 500 were growth-oriented technology companies.

Q.   Which factors measurably influenced the Fund's results?

A. The third quarter was particularly difficult period for the Fund as the world experienced a substantial financial crisis. The Asian crisis spread throughout emerging markets, culminating in the Russian debt debacle.

--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Large-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued large-capitalization companies with the potential for high returns on equity.

--------------------------------------------------------------------------------

[PHOTOGRAPH]
Value Team: (from left) Nevis George (Administrative Assistant), Milton Rubin (Client Services), Richard S. Rosen (Co-Portfolio Manager), (seated) Neil T. Eigen (Portfolio Manager)

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

     This crisis, in addition to the subsequent bailout of Long-Term Capital Management LP, a large US hedge fund, raised concerns that the world financial system was at risk and resulted in a substantial sell-off of financial stocks. This sector was the most heavily weighted sector of the Fund, and performance suffered from August through October. However, the Fund made up most of the lost ground in the fourth quarter.

     Another major factor hurting performance this past year was the strength in technology stocks in general and Internet stocks in particular, where a virtual mania developed. This resulted in a speculative trading market that became extremely divergent. By their nature, value stocks will not do well in this type of environment. Value stocks are cheap. Some are cheap for a reason, while others are cheap due to some temporary situation that does not affect the long-term viability of a company. Seligman Large-Cap Value Fund invests in value stocks that we believe have strong underlying fundamentals. Unfortunately, in last year's environment, many stocks that were cheap, regardless of the reason, got cheaper, as market inflows focused on a narrow band of already expensive stocks. This divergence is not healthy, as investors concentrate on a few industry groups at the expense of the broader market.

Q.   What was the Fund's strategy?

A. In 1998, we continued to pursue a strategy of looking for undervalued companies with below-market price/ earnings ratios, where we see potential catalysts to accelerating earnings growth rates.

     During the course of the year we added to our positions in the paper and forest products sector, which had been hurt by earnings downgrades due to the ongoing Asian crisis. We have confidence that when the economies of Japan, Korea, and China show signs of stabilizing, these stocks will rebound. We also increased the Fund's exposure to financial stocks during the third quarter sell-off and, by year-end, this industry had a dramatic rebound.

Q.   What is your outlook?

A. For 1999, we expect a modest slowdown in the growth rate of gross domestic product (GDP) to about 2.5%. Trade should continue to be under pressure and there could be a meaningful decline in capital spending. This would result in a period of slowing job creation and income gains. Unemployment may rise a bit. However, we anticipate that inflation will remain muted.

     We think that one of the major investment themes for 1999 will be restructuring and consolidating, as managements continue to adjust to a slow growth environment. In commodity price sensitive businesses, this will slowly bring supply into better balance.

     We think corporate profits will be hard to grow in a slow growth economic environment. Profit margins for US non-financial companies peaked in the third quarter of 1997 and have been declining since then. This has resulted in moderating cash flows and, ultimately, in reduced levels of capital spending. Thus, stock selection will be important. Nonetheless, we expect moderately positive overall returns for the year.

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman Large-Cap Value Fund since the commencement of operations on April 25, 1997, through December 31, 1998, to a $10,000 investment made in the Russell 1000 Index, the Russell 1000 Value Index, and Standard &Poor's 500 Composite Stock Price Index (S&P500) from April 30, 1997, to December 31, 1998. The results for Seligman Large-Cap Value Fund were determined with and without the initial 4.75% maximum sales charge for Class A shares, with the 4% contingent deferred sales charge ("CDSC") for Class B shares, and without the 1% CDSC for Class D shares, and assume that all distributions within the period are invested in additional shares. It is important to keep in mind that the Russell 1000 Index, the Russell 1000 Value Index, and the S&P500 exclude the effect of fees and sales charges.

     Seligman Large-Cap Value Fund will no longer be compared to the Russell 1000 Index after December 31, 1998, as it measures the performance of 1,000 widely held large-capitalization stocks. Instead, the Fund will be compared to the Russell 1000 Value Index, which the Manager believes is a more appropriate benchmark because it measures the value performance of large-cap stocks, and the Fund invests primarily in those types of stocks. Therefore, your Fund will continue to be compared to the Russell 1000 Value Index and the S&P 500.


  [THE FOLLOWING TABLE WAS PRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

               Class A      Class A                                            Russell
               with         without                  Class D                   1000
               Sales        Sales        Class B     without      Russell      Value
               Charge       Charge       with CDSC   CDSC         1000 Index*  Index*       S&P 500*
               -------      -------      ---------   -------      -----------  -------      --------
 4/25/97        9,520       10,000       10,000      10,000
 4/30/97        9,613       10,098       10,098      10,098       10,000       10,000       10,000
 5/31/97       10,173       10,686       10,672      10,672       10,640       10,559       10,609
 6/30/97       10,813       11,359       11,331      11,331       11,080       11,012       11,084
 7/31/97       11,813       12,409       12,381      12,381       11,987       11,840       11,966
 8/31/97       11,333       11,905       11,863      11,863       11,421       11,419       11,296
 9/30/97       11,813       12,409       12,367      12,367       12,047       12,108       11,914
10/31/97       11,360       11,933       11,891      11,891       11,657       11,770       11,516
11/30/97       12,120       12,731       12,661      12,661       12,163       12,291       12,050
12/31/97       12,308       12,928       12,846      12,846       12,410       12,649       12,256
 1/31/98       12,335       12,957       12,874      12,874       12,503       12,471       12,392
 2/28/98       13,432       14,109       14,011      14,011       13,394       13,310       13,286
 3/31/98       13,906       14,607       14,494      14,494       14,069       14,125       13,966
 4/30/98       13,973       14,678       14,551      14,551       14,214       14,220       14,107
 5/31/98       14,095       14,806       14,664      14,664       13,907       14,009       13,864
 6/30/98       14,000       14,706       14,565      14,565       14,422       14,189       14,427
 7/31/98       13,621       14,308       14,167      14,167       14,249       13,939       14,274
 8/31/98       11,319       11,890       11,766      11,766       12,118       11,865       12,210
 9/30/98       11,509       12,089       11,950      11,950       12,935       12,546       12,992
10/31/98       12,768       13,412       13,258      13,258       13,957       13,518       14,049
11/30/98       13,662       14,351       14,167      14,167       14,821       14,148       14,901
12/31/98       13,732       14,424       13,839      14,239       15,765       14,629       15,759

* From April 30, 1997



     A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings.

PERFORMANCE OVERVIEW

Investment Results Per Share

TOTAL RETURNS
For Periods Ended December 31, 1998


                                                    AVERAGE ANNUAL
                                                -----------------------
                                                               SINCE
                                   SIX            ONE        INCEPTION
                                 MONTHS*         YEAR         4/25/97
                               ----------       -------    ------------
Class A**
With Sales Charge                  (6.61)%        6.31%        20.71%
Without Sales Charge               (1.92)        11.57         24.29

Class B**
With CDSC+                         (7.24)         5.85         21.27
Without CDSC                       (2.24)        10.85         23.33

Class D**
With 1% CDSC                       (3.24)         9.85           n/a
Without CDSC                       (2.24)        10.85         23.33

Russell 1000 Index***               9.31         27.02         31.41++

Russell 1000 Value Index***         3.10         15.63         25.62++

S&P 500***                          9.22         28.58         31.37++


NET ASSET VALUE

                 DECEMBER 31, 1998      JUNE 30, 1998      DECEMBER 31, 1997
                -------------------     -------------     -------------------
Class A               $10.04               $10.34                $9.09
Class B                 9.96                10.25                 9.04
Class D                 9.96                10.25                 9.04


DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
For the Year Ended December 31, 1998

               DIVIDEND PAID                            CAPITAL GAIN (LOSS)
              ---------------                          ---------------------
Class A          $0.040                 Paid                  $0.059
Class B            --                   Realized              (0.040)
Class D            --                   Unrealized             0.671+++


Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.


----------
  * Returns for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Russell 1000 Index, the Russell 1000 Value Index, and the S&P 500 are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees and sales charges. Investors cannot invest directly in an index.

  + The CDSC is 5% for periods of one year or less, and 4% since inception.

 ++ From April 30, 1997.

+++ Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1998.

PORTFOLIO OVERVIEW

Diversification of Net Assets
December 31, 1998

                                                                                               PERCENT OF NET ASSETS
                                                                                                   DECEMBER 31,
                                                                                                -------------------
                                                ISSUES         COST              VALUE           1998         1997
                                               -----      -------------      -------------      -----         -----
COMMON STOCKS:
  Aerospace ................................       2        $ 9,294,919        $ 9,416,250        6.3           6.6
  Automotive and Related ...................       2          6,892,149          8,887,094        6.0           5.9
  Banking ..................................       3         14,715,916         16,051,623       10.8          11.2
  Drugs and Health Care ....................       2          7,267,724          8,971,681        6.1           6.1
  Electric Utilities .......................       1          3,938,034          4,721,750        3.2           3.2
  Energy ...................................       1          4,233,637          3,902,175        2.6           3.4
  Finance and Insurance ....................       5         21,165,714         22,341,942       15.0          15.2
  Food .....................................       1          4,343,015          3,045,000        2.1           2.7
  Household Products and Furnishings .......       3         13,822,945         15,183,288       10.2           9.6
  Industrial Equipment .....................       1          3,339,294          4,592,813        3.1           3.0
  Medical Products and Technology ..........       2          7,537,736         10,130,269        6.8           6.8
  Office Equipment .........................       1          3,661,955          5,097,600        3.4           3.3
  Packaging ................................       1          4,811,300          3,389,375        2.3           3.4
  Paper and Forest Products ................       2         10,013,303          9,716,637        6.6            --
  Retail Trade .............................       3         13,146,216         11,917,875        8.0          10.9
  Specialty Materials ......................       1          4,644,501          4,039,062        2.7           3.3
  Tobacco ..................................       1          4,656,917          6,056,200        4.1           3.4
                                               -----      -------------      -------------      -----         -----
                                                  32        137,485,275        147,460,634       99.3          98.0
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES                    1          1,064,107          1,064,107        0.7           2.0
                                               -----      -------------      -------------      -----         -----
NET ASSETS                                        33       $138,549,382       $148,524,741      100.0         100.0
                                               =====      =============      =============      =====         =====


Largest Industries
December 31, 1998


  [THE FOLLOWING TABLE WAS PRESENTED AS A BAR GRAPH IN THE PRINTED MATERIALS.]


                                      Percent of       Total Dollar
                                      Net Assets          Amount
                                      ----------       ------------
FINANCE AND INSURANCE                   14.90%          $22,341,942
BANKING                                 10.80%          $16,051,623
HOUSEHOLD PRODUCTS AND FURNISHINGS      10.20%          $15,183,288
RETAIL TRADE                             8.00%          $11,917,875
MEDICAL PRODUCTS AND TECHNOLOGY          6.80%          $10,130,269

PORTFOLIO OVERVIEW

Largest Portfolio Changes
During Past Six Months


                                               SHARES
                                      ----------------------
                                                    HOLDINGS
ADDITIONS                               INCREASE    12/31/98
-------------                         ----------   ---------
Armstrong World Industries ..........     29,000      79,000
Champion International ..............     70,700     119,900
Crown Cork &Seal ....................     30,000     110,000
The Equitable Companies .............     25,000      80,000
Goodrich (B.F.) .....................     45,000     120,000
Penney (J.C.) .......................     29,000      75,000
St. Paul Companies ..................     31,000     119,846
Sears, Roebuck ......................     38,100     101,100
United Healthcare ...................    103,000     103,000
Washington Mutual ...................     30,000     120,500


Largest portfolio changes from the previous period to the current period are based on cost of purchases of securities.


--------------------------------------------------------------------------------

Largest Portfolio Holdings
December 31, 1998

SECURITY                                         VALUE
--------                                      ----------
Summit Bancorp ..........................     $6,553,125
Philip Morris ...........................      6,056,200
Bank of New York ........................      5,796,000
Kimberly-Clark ..........................      5,221,100
Dial ....................................      5,197,500


SECURITY                                         VALUE
--------                                      ----------
Medtronic ...............................     $5,197,500
United Technologies .....................      5,111,250
Xerox ...................................      5,097,600
Baxter International ....................      4,932,769
Georgia-Pacific Group ...................      4,860,687

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                       SHARES         VALUE
                                   ------------   ------------
COMMON STOCKS 99.3%
AEROSPACE 6.3% Goodrich (B.F.)
   Manufacturer and supplier of
   systems and component parts
   for the aerospace industry         120,000      $ 4,305,000
United Technologies
   Manufacturer of elevators, jet
   engines, flight systems, and
   automotive parts                    47,000        5,111,250
                                                  ------------
                                                     9,416,250
                                                  ------------
AUTOMOTIVE AND RELATED  6.0%
Ford Motor
   Manufacturer and distributor of
   automobiles, trucks, and
   related parts                       74,000        4,342,875
General Motors
   Manufacturer and distributor of
   automobiles, trucks, and
   related parts                       63,500        4,544,219
                                                  ------------
                                                     8,887,094
                                                  ------------
BANKING  10.8%
Bank of New York
   Commercial bank                    144,000        5,796,000
BankAmerica
   Commercial bank                     61,580        3,702,498
Summit Bancorp
   Operator of commercial banks       150,000        6,553,125
                                                  ------------
                                                    16,051,623
                                                  ------------
DRUGS AND HEALTH CARE  6.1%
Bristol-Myers Squibb
   Developer and manufacturer
   of health and personal care
   products                            33,900        4,536,244
United Healthcare
   Health maintenance
   organization                       103,000        4,435,437
                                                  ------------
                                                     8,971,681
                                                  ------------
ELECTRIC UTILITIES  3.2%
Dominion Resources
   Provider of electric services in
   the mid-Atlantic region            101,000        4,721,750
                                                  ------------
ENERGY  2.6%
Texaco
   Explorer, producer, transporter,
   refiner, and marketer of natural
   gas, oil, and petroleum products    73,800        3,902,175
                                                  ------------
FINANCE AND INSURANCE  15.0%
Citigroup
   Provider of investment services
   and life insurance                  83,400        4,128,300
The Equitable Companies
   Provider of insurance and
   investment management               80,000        4,630,000
Fannie Mae
   Provider of mortgage financing      65,100        4,817,400
St. Paul Companies
   Property and casualty insurer      119,846        4,164,648
Washington Mutual
   Regional finance company for
   small- and mid-sized businesses    120,500        4,601,594
                                                  ------------
                                                    22,341,942
                                                  ------------
FOOD  2.1%
Dole Food
   Producer and marketer of
   fresh and packaged fruits
   and vegetables                     101,500        3,045,000
                                                  ------------
HOUSEHOLD PRODUCTS
   AND FURNISHINGS  10.2%
Armstrong World Industries
   Manufacturer and marketer of
   interior furnishings                79,000        4,764,688
Dial
   Manufacturer and marketer of
   personal care, household, and
   laundry products                   180,000        5,197,500
Kimberly-Clark
   Manufacturer of consumer paper
   products; newsprint                 95,800        5,221,100
                                                  ------------
                                                    15,183,288
                                                  ------------
INDUSTRIAL EQUIPMENT  3.1%
General Electric
   Supplier of diversified
   electronics                         45,000        4,592,813
                                                  ------------
MEDICAL PRODUCTS
   AND TECHNOLOGY  6.8%
Baxter International
   Manufacturer and distributor of
   hospital and laboratory products    76,700        4,932,769
Medtronic
   Manufacturer of pacemakers and
   related cardiovascular products     70,000        5,197,500
                                                  ------------
                                                    10,130,269
                                                  ------------
----------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                       SHARES         VALUE
                                   ------------   ------------
OFFICE EQUIPMENT  3.4%
Xerox
   Developer, manufacturer,
   and marketer of office
   automation products                 43,200      $ 5,097,600
                                                  ------------
PACKAGING  2.3%
Crown Cork & Seal
   Manufacturer of packaging
   products                           110,000        3,389,375
                                                  ------------
PAPER AND
   FOREST PRODUCTS  6.6%
Champion International
   Manufacturer of paper
   products                           119,900        4,855,950
Georgia-Pacific Group
   Manufacturer of building
   products and paper                  83,000        4,860,687
                                                  ------------
                                                     9,716,637
                                                  ------------
RETAIL TRADE  8.0%
May Department Stores
   Department store operator           68,000        4,105,500
Penney (J.C.)
   Operator of retail department
   stores and drugstores               75,000        3,515,625
Sears, Roebuck
   Large retail store operator        101,100        4,296,750
                                                  ------------
                                                    11,917,875
                                                  ------------
SPECIALTY MATERIALS  2.7%
Raychem
   Diversified product manufacturer
   for the aerospace, automotive,
   cable television, and
   communications industries          125,000     $  4,039,062
                                                  ------------
TOBACCO  4.1%
Philip Morris
   Manufacturer of tobacco
   products, food, and beverages      113,200        6,056,200
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $137,485,275)                              147,460,634

SHORT-TERM HOLDINGS  0.6%
  (Cost $900,000)                                      900,000
                                                  ------------
TOTAL INVESTMENTS  99.9%
  (Cost $138,385,275)                              148,360,634
OTHER ASSETS
   LESS LIABILITIES  0.1%                              164,107
                                                  ------------
NET ASSETS  100.0%                                $148,524,741
                                                  ============


----------
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS:
Investments, at value:
  Common stocks (cost $137,485,275) .................................................       $147,460,634
  Short-term holdings (cost $900,000) ...............................................            900,000              $ 148,360,634
                                                                                           -------------
Cash ....................................................................................................                    62,585
Receivable for Capital Stock sold .......................................................................                   377,511
Receivable for dividends and interest ...................................................................                   231,586
Expenses prepaid to shareholder service agent ...........................................................                    33,715
Deferred organization expenses ..........................................................................                     8,589
Other ...................................................................................................                    27,747
                                                                                                                      -------------
Total Assets ............................................................................................               149,102,367
                                                                                                                      -------------

LIABILITIES:
Payable for Capital Stock repurchased ...................................................................                   277,064
Accrued expenses, taxes, and other ......................................................................                   300,562
                                                                                                                      -------------
Total Liabilities .......................................................................................                   577,626
                                                                                                                      -------------
Net Assets ..............................................................................................             $ 148,524,741
                                                                                                                      =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
  14,876,547 shares outstanding):
  Class A ...............................................................................................             $       4,910
  Class B ...............................................................................................                     5,659
  Class D ...............................................................................................                     4,308
Additional paid-in capital ..............................................................................               139,135,961
Distribution in excess of net investment income .........................................................                    (1,108)
Accumulated net realized loss ...........................................................................                  (600,348)
Net unrealized appreciation of investments ..............................................................                 9,975,359
                                                                                                                      -------------
Net Assets ..............................................................................................             $ 148,524,741
                                                                                                                      =============

NET ASSET VALUE PER SHARE:
Class A ($49,297,119 / 4,909,406 shares) ................................................................                    $10.04
                                                                                                                             ======
Class B ($56,341,709 / 5,659,395 shares) ................................................................                     $9.96
                                                                                                                             ======
Class D ($42,885,913 / 4,307,746 shares) ................................................................                     $9.96
                                                                                                                             ======

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

INVESTMENT INCOME:
Dividends ...........................................................................      $ 2,188,321
Interest ............................................................................           89,744
                                                                                           -----------
Total Investment Income ...............................................................................        $ 2,278,065

EXPENSES:
Management fee ......................................................................          862,479
Distribution and service fees .......................................................          763,172
Shareholder account services ........................................................          265,935
Registration ........................................................................           89,193
Shareholder reports and communications ..............................................           65,067
Auditing and legal fees .............................................................           26,768
Custody and related services ........................................................           24,683
Directors' fees and expenses ........................................................            5,468
Amortization of deferred organization expenses ......................................            2,576
Miscellaneous .......................................................................            5,903
                                                                                           -----------
Total Expenses ........................................................................................          2,111,244
                                                                                                               -----------
Net Investment Income .................................................................................            166,821

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments ....................................................         (600,348)
Net change in unrealized appreciation of investments ................................        6,792,088
                                                                                           -----------
Net Gain on Investments ...............................................................................          6,191,740
                                                                                                               -----------
Increase in Net Assets from Operations ................................................................        $ 6,358,561
                                                                                                               ===========

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                     APRIL 25, 1997*
                                                                                                     YEAR ENDED              TO
                                                                                                     DECEMBER 31,      DECEMBER 31,
                                                                                                         1998               1997
                                                                                                     ------------      ------------
OPERATIONS:
Net investment income .........................................................................      $    166,821      $     34,008
Net realized gain (loss) on investments .......................................................          (600,348)        1,395,588
Net change in unrealized appreciation of investments ..........................................         6,792,088         3,183,271
                                                                                                     ------------      ------------
Increase in Net Assets from Operations ........................................................         6,358,561         4,612,867
                                                                                                     ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ....................................................................................          (192,895)          (22,102)
Net realized gain on investments:
   Class A ....................................................................................          (282,285)         (268,929)
   Class B ....................................................................................          (326,267)         (188,489)
   Class D ....................................................................................          (219,836)         (114,588)
                                                                                                     ------------      ------------
Decrease in Net Assets from Distributions .....................................................        (1,021,283)         (594,108)
                                                                                                     ------------      ------------

                                                                             SHARES
                                                              --------------------------------------
                                                                  YEAR ENDED      APRIL 25, 1997* TO
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   ------------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .................................................        2,732,752         2,081,806        26,848,150        17,203,013
   Class B .................................................        3,343,264         1,758,227        33,045,799        14,700,536
   Class D .................................................        1,904,014           769,857        18,793,866         6,526,662
Investment of dividends:
   Class A .................................................           17,633             2,282           171,043            20,514
Exchanged from associated Funds:
   Class A .................................................        2,456,260           673,049        24,149,943         5,675,733
   Class B .................................................        1,184,929           216,546        11,389,752         1,850,949
   Class D .................................................        2,084,910           538,684        20,284,370         4,563,959
Shares issued in payment of gain distributions:
   Class A .................................................           26,432            28,791           260,093           248,471
   Class B .................................................           29,903            19,544           290,656           167,688
   Class D .................................................           21,341            12,598           207,435           108,094
                                                                 ------------      ------------      ------------      ------------
Total ......................................................       13,801,438         6,101,384       135,441,107        51,065,619
                                                                 ------------      ------------      ------------      ------------
Cost of shares repurchased:
   Class A .................................................       (1,351,175)         (117,118)      (12,554,489)         (997,479)
   Class B .................................................         (357,377)          (52,380)       (3,440,426)         (455,672)
   Class D .................................................         (318,189)          (30,230)       (3,037,090)         (264,838)
Exchanged into associated Funds:
   Class A .................................................       (1,580,952)          (67,357)      (15,313,160)         (583,297)
   Class B .................................................         (413,592)          (69,669)       (3,869,171)         (594,926)
   Class D .................................................         (530,094)         (145,145)       (5,026,493)       (1,250,982)
                                                                 ------------      ------------      ------------      ------------
Total ......................................................       (4,551,379)         (481,899)      (43,240,829)       (4,147,194)
                                                                 ------------      ------------      ------------      ------------
Increase in Net Assets from Capital
   Share Transactions ......................................        9,250,059         5,619,485        92,200,278        46,918,425
                                                                 ============      ============      ------------      ------------

Increase in Net Assets ........................................................................        97,537,556        50,937,184

NET ASSETS:
Beginning of period ...........................................................................        50,987,185            50,001
                                                                                                     ------------      ------------
End of Period (including distribution in excess of net investment income and undistributed net investment income of $(1,108) and
  $11,906, respectively) ......................................................................      $148,524,741      $ 50,987,185
                                                                                                     ============      ============

----------
* Commencement of operations.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Organization -- Seligman Large-Cap Value Fund (the "Fund") is a series of Seligman Value Fund Series, Inc., which was incorporated in the State of Maryland on January 27, 1997, and subsequently was registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund had no operations prior to April 25, 1997 (commencement of operations),other than those related to organizational matters, and the sale and issuance to Seligman Advisors, Inc. (the "Distributor")(formerly Seligman Financial Services, Inc.) of 7,003 Class A shares of Capital Stock for $50,001 on April 4, 1997.

2. Multiple Classes of Shares -- The Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1998, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

f. Organization Expenses -- Deferred organization expenses are being amortized on a straight-line basis over

NOTES TO FINANCIAL STATEMENTS


     a period of 60 months beginning with the commencement of operations of the Fund.

4. Short-Term Investments -- At December 31, 1998, the Fund owned short-term investments which matured in less than seven days.

5. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1998, amounted to $102,313,346 and $11,016,359, respectively.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $18,785,511 and $8,810,152, respectively.

6. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund's average daily net assets.

     The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $57,852 from sales of Class A shares, after commissions of $447,485 were paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1998, fees incurred under the Plan aggregated $102,126, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $392,609 and $268,437, respectively.

     The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1998, such charges amounted to $12,233.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor for the year ended December 31, 1998, amounted to $49,268.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant

NOTES TO FINANCIAL STATEMENTS


to the Plan. For the year ended December 31, 1998, Seligman Services, Inc. received commissions of $3,184 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $10,268, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $265,935 for shareholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The annual cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $1,108 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

7. Loss Carryforward -- At December 31, 1998, the Fund had a net capital loss carryforward for federal income tax purposes of $600,348, which is available for offset against future taxable net gains and will expire in 2006. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

8. Committed Line of Credit -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance from the inception of the Fund. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

                                                               CLASS A                   CLASS B                   CLASS D
                                                        -------------------       --------------------      --------------------
                                                         YEAR      4/25/97*        YEAR       4/25/97*        YEAR      4/25/97*
                                                         ENDED        TO           ENDED        TO            ENDED       TO
                                                        12/31/98   12/31/97       12/31/98    12/31/97      12/31/98    12/31/97
                                                        --------   --------       --------    --------      --------    --------
PER SHARE DATA:
Net Asset Value, Beginning of Period ..................   $ 9.09     $ 7.14         $ 9.04      $ 7.14        $ 9.04      $ 7.14
                                                         -------     ------         ------      ------        ------      ------

Income from Investment Operations:
Net investment income (loss) ..........................     0.06       0.03          (0.02)      (0.01)        (0.02)      (0.01)
Net realized and unrealized gain (loss)
  on investments ......................................     0.99       2.06           1.00        2.04          1.00        2.04
                                                         -------     ------         ------      ------        ------      ------
Total from Investment Operations ......................     1.05       2.09           0.98        2.03          0.98        2.03
                                                         -------     ------         ------      ------        ------      ------

Less Distributions:
Dividends from net investment income ..................    (0.04)     (0.01)            --          --            --          --
Distributions from net realized capital gains .........    (0.06)     (0.13)         (0.06)      (0.13)        (0.06)      (0.13)
                                                         -------     ------         ------      ------        ------      ------
Total Distributions ...................................    (0.10)     (0.14)         (0.06)      (0.13)        (0.06)      (0.13)
                                                         -------     ------         ------      ------        ------      ------
Net Asset Value, End of Period ........................   $10.04     $ 9.09         $ 9.96      $ 9.04        $ 9.96      $ 9.04
                                                         =======     ======         ======      ======        ======      ======

TOTAL RETURN:                                              11.57%     29.28%         10.85%      28.46%        10.85%      28.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..............  $49,297    $23,699        $56,342     $16,930       $42,886     $10,358
Ratio of expenses to average net assets ...............     1.50%      1.47%+         2.25%       2.25%+        2.25%       2.25%+
Ratio of net income (loss) to average net assets ......     0.61%      0.58%+        (0.14)%     (0.20)%+      (0.14)%     (0.20)%+
Portfolio turnover rate ...............................    10.44%     38.74%         10.44%      38.74%        10.44%      38.74%
Without management fee waiver:**
Ratio of expenses to average net assets ...............                2.07%+                     2.85%+                    2.85%+
Ratio of net income (loss) to average net assets ......               (0.02)%+                   (0.80)%+                  (0.80)%+


----------
*  Commencement of operations.
** The Manager, at its discretion, waived a portion of its fees for certain of the periods presented.
+  Annualized.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Seligman Large-Cap Value Fund:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Large-Cap Value Fund as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets and the financial highlights for the year then ended and for the period from April 25, 1997 (commencement of operations)to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Large-Cap Value Fund as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
January 29, 1999

--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 1998 DIVIDEND AND
GAIN DISTRIBUTIONS FOR TAXABLE ACCOUNTS
--------------------------------------------------------------------------------

The dividend paid to Class A shareholders in 1998 is taxable as ordinary income for federal income tax purposes, regardless of whether it was received in cash or in shares. Under the Internal Revenue Code, 96.06% of the dividend paid to Class A shareholders has been designated as qualifying for the dividends received deduction available to corporate shareholders. In order to claim the dividends received deduction for this distribution, corporate shareholders must have held the Fund's shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

The distribution of $0.059 per share from net short-term gain realized on investments was paid on November 23, 1998, to Class A, B, and D shareholders. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

If the gain distribution was paid in shares, the per share cost basis for federal income tax purposes is $9.84 for Class A shares and $9.72 for Class B and D shares.

A 1998 year-end statement of account activity and a 1998 Tax Package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIVshows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1998. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company

Director Emeritus
Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

----------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS
--------------------------------------------------------------------------------


William C. Morris
Chairman

Brian T. Zino
President

Neil T. Eigen
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR MORE INFORMATION


Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017


General Counsel
Sullivan & Cromwell


Independent Auditors
Deloitte & Touche LLP


General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017


Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY  10017


Important Telephone Numbers

(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS


Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.

    This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Large-Cap Value Fund, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.



                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017



EQVL2  12/98                                     [LOGO]Printed on Recycled Paper























                                     SELIGMAN
                          -------------------

                                    SMALL-CAP
                                   VALUE FUND

                                  [PHOTOGRAPH]

                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                                   ----------

                                A Value Approach
                                 to Seeking the
                              Capital Appreciation
                                  Potential of
                                Smaller Companies




                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

[PHOTOGRAPH]
James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Managers ....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   16
Report of Independent Auditors ............................................   17
Federal Tax Status of 1998 Gain Distribution
  for Taxable Accounts ....................................................   18
Board of Directors ........................................................   19
Executive Officers and For More Information ...............................   20
Glossary of Financial Terms ...............................................   21

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

In 1998, Seligman Small-Cap Value Fund posted a total return of -18.81% based on the net asset value of Class A shares. This return lagged the -6.45% total return of the Russell 2000 Value Index and the -0.40% return of the Lipper Small Cap Funds Average. A discussion with your Portfolio Managers regarding the Fund's results begins on page 2.

There were three primary reasons for the Fund's disappointing results in 1998. First, the stocks of smaller companies were out of favor with investors in 1998. Second, small-cap value stocks performed worse than small-cap growth stocks. And finally, a number of small-cap value stocks in Seligman Small-Cap Value Fund were hit with earnings downgrades that caused them to underperform other stocks in their asset class.

While the past year was one of continued growth for the US stock market, exceptional performance from an extremely narrow list of stocks masked the true investment results in the broad markets. Investment results between asset classes were also more widely dispersed than usual. In fact, the disparity was almost unprecedented. For example, while the large-capitalization dominated S&P 500 rose 28.58%, the Russell 2000 Index, which measures smaller-capitalization stocks, actually declined 2.55% for the year.

A number of factors led to the markets' narrowness and divergence in 1998 -- some domestic, many international. The international economic background in 1998 was one of steadily deteriorating conditions as the financial crisis, originally limited to a few Asian countries, spread throughout other regions. The global turmoil continued as Russia defaulted on its debt and devalued its currency, and problems in Brazil escalated. In the ensuing "flight to quality," investors from around the world poured money into large, well-known US stocks, with consistently strong records of earnings growth. Investors put aside concerns over high valuations in a rush to own only the largest and best American growth companies. In last year's market environment, small-cap stocks, especially small-cap value stocks, were ignored.

There were few standouts among small-cap stocks in 1998. Those stocks that did best were in typical growth areas such as technology, telecommunications, and health care. Internet stocks, in particular, benefited from a near frenzy, as investors continually pushed valuations higher. Stocks in typical value sectors, such as financial services and consumer cyclicals, tended to underperform.

Subdued inflation, low interest rates, improving prospects in Asia, and a Federal Reserve leading the fight against global recession are all positive for the US markets in 1999. We expect a challenging environment confronted with economic uncertainties and continued high volatility. Pressure on corporate profits is likely to continue, as the US enters a period of slower growth. At this time, valuations on some of the largest growth stocks seem excessive and any broadening of the market in 1999 may reward more reasonably priced small-cap stocks.

Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

Thank you for your continued support of Seligman Small-Cap Value Fund in 1998. We look forward to serving your investment needs in 1999.

By order of the Board of Directors,


/s/ William Morris
------------------
William C. Morris
Chairman

                                 /s/ Brian T. Zino
                                 -----------------
                                 Brian T. Zino
                                 President



January 29, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

Q.   How did Seligman Small-Cap Value Fund perform in 1998?

A. We were disappointed with Seligman Small-Cap Value Fund's results in 1998. The Fund posted a total return of -18.81% based on the net asset value of Class A shares for the year ended December 31, 1998. This compares to the -0.40% return of the Lipper Small Cap Funds Average, and the -6.45% return of the Russell 2000 Value Index.

Q. Which economic and market factors influenced the Fund's results in 1998, and how did you respond?

A. The greatest influence on both the Fund and the small-cap market was an ongoing reduction in expectations for corporate earnings throughout 1998. When conditions are positive, investors are generally willing to pay big premiums to own the faster rate of earnings growth that small-cap stocks typically enjoy. The problem, however, is that during periods of earnings uncertainty (as in 1998), investors do not want to own smaller companies, almost regardless of valuations. This past year was characterized by negative earnings estimate revisions in every quarter. The worst might have been over early in the year, if there had been one big estimate reduction, but that was not the case. A number of the Fund's holdings received earnings downgrades during the year, which contributed to the Fund's underperformance relative to its benchmarks. We anticipate profit pressures lasting through early 1999.

     In 1998, small-cap stocks were at a disadvantage on both the supply and demand sides of the equation relative to larger-cap stocks. From a supply standpoint, the stock market experienced a strong year in initial public offering (IPO) activity. New equity supply tends to hurt small-cap investors, in that most new issues are for smaller companies. When an IPO successfully comes to market, fund managers, in general, are forced to become net sellers of other small-cap holdings to pay for the purchase. In terms of demand, cash flows into mutual funds also restrained small-cap performance. In 1998, most mutual fund cash flows poured into two areas -- large-cap stocks and technology. Even the tremendous inflows of money from foreign investors generally ignored small caps. Share buybacks were also principally kept within the domain of the largest companies.

     We responded to this environment by staying focused on our investment discipline. We bought what we considered to be quality companies, where there was an opportunity to make a handsome return over a longer period of time. In retrospect, a winning strategy for small-cap investors in 1998 would have been to emphasize those "concept" companies that have no earnings, or high-tech companies, where valuations


                                  [PHOTOGRAPH]

Value Team:(from left) Nevis George (Administrative Assistant), Milton Rubin (Client Services), Richard S. Rosen (Co-Portfolio Manager), (seated) Neil T. Eigen (Portfolio Manager)

--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Small-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued small-capitalization companies with the potential for high returns on equity.

--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

     are well above what a traditional value investor is willing to pay. Given that we would not compromise our investment disciplines, we remained committed to our long-term value approach to investing, firmly believing that at some point our discipline will be rewarded. To change one's investment style in order to fit with what is working in the market today is referred to as style rotation, and it is something we will not do.

Q.   What was your investment strategy in 1998?

A. Our value style is driven by one overriding theme. We look for companies for which the market has low expectations but where we see a catalyst that will make them better companies going forward than they have been in the past. We then own these stocks for a long period of time.

     Though we are value managers, earnings acceleration is generally an important consideration. In our mind, investing is a long-term proposition. Investment ideas do not always work right away, and of course, some never work at all. But sometimes ideas that are working are not immediately rewarded by the market. That is what we saw in 1998. We are disappointed about this past year, but not discouraged.

Q. How was Seligman Small-Cap Value Fund's portfolio constructed in 1998, and how did that affect performance?

A. We constructed the portfolio so that it was well diversified; however, we also endeavored to limit the number of holdings to stocks in which we have a strong conviction and which we can know well.

     On the positive side, the Fund benefited from having owned five companies that merged or were bought out in 1998. We do not buy stocks simply because we think they will be taken over, although takeovers are a logical development in a portfolio focused on finding those companies that we believe sell at a discount to their underlying value. Nonetheless, it was a source of encouragement to see value realized.

     As to disappointments, we generally avoid investing in companies where the movement in the price of a commodity (gold, oil, interest rates, etc.) far outweighs any impact management can make. We did, however, add two energy-related investments earlier this year, based on a discount to net asset value, already significant price declines, unseasonably mild weather for the prior year, and potential demand recovery in Asia. Unfortunately, these investments have not yet fulfilled our expectations, although we believe that at some point energy prices will come back, and with them these stock prices.

     The current economic environment has also created a great deal of earnings uncertainty, and in some cases stock price anxiety. Some of our holdings represent good franchises with great futures, but their valuations have been discounted by near-term uncertainty. History has shown that investors who sell quality companies based on near-term concerns regret their actions.

Q.   What is your outlook?

A. Small-cap valuations are compelling, but investors will need to remain patient. Historically, when the asset class has rebounded from a period of underperformance, it has done so in a rewarding manner, and generally in a very short period of time.

     Avoiding small-cap value stocks simply because the asset class underperformed other indices in 1998 is short-sighted. Valuations suggest that a period of significant catch-up for small-cap stocks, in general, and small-cap value stocks, in particular, is coming. Will it be in 1999? We do not know. As we have always told our shareholders, we are not market timers. But for investors seeking long-term capital appreciation, who can withstand greater volatility, small-cap value is an attractive investment area.

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman Small-Cap Value Fund since the commencement of operations on April 25, 1997, through December 31, 1998, to a $10,000 investment made in the Lipper Small Cap Funds Average, the Russell 2000 Index, and the Russell 2000 Value Index, from April 30, 1997, to December 31, 1998. The results for Seligman Small-Cap Value Fund were determined with and without the initial 4.75% maximum sales charge for Class A shares, with the 4% contingent deferred sales charge ("CDSC") for Class B shares, and without the 1% CDSC for Class D shares, and assume that all distributions within the period are invested in additional shares. It is important to keep in mind that the Lipper Small Cap Funds Average, the Russell 2000 Index, and the Russell 2000 Value Index exclude the effect of fees and/or sales charges.

     Seligman Small-Cap Value Fund will no longer be compared to the Russell 2000 Index after December 31, 1998, as it measures the performance of 2,000 widely held small-capitalization stocks. Instead, the Fund will be compared to the Russell 2000 Value Index, which the Manager believes is a more appropriate benchmark because it measures the value performance of small-cap stocks, and the Fund invests primarily in those types of stocks. Therefore, your Fund will continue to be compared to the Lipper Small Cap Funds Average and the Russell 2000 Value Index.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

------------------------------------------------------------------------------------------------------------------------
                                            Seligman Small Cap Value Fund

                                                                       Lipper Small
              Class A        Class A        Class B        Class D       Cap Funds       Russell 2000     Russell 2000
             with Sales    without Sales   with CDSC     without CDSC     Average*          Index*          Value Index*
             ----------    -------------   ---------     ------------   ------------     ------------     -------------
 4/25/97       $9,520        $10,000        $10,000        $10,000
 4/30/97       $9,600        $10,084        $10,084        $10,084        $10,000          $10,000            $10,000
 5/31/97      $10,547        $11,078        $11,064        $11,064        $11,198          $11,112            $10,796
 6/30/97      $11,467        $12,045        $12,031        $12,031        $11,794          $11,589            $11,342
 7/31/97      $12,027        $12,633        $12,619        $12,619        $12,536          $12,128            $11,819
 8/31/97      $12,240        $12,857        $12,829        $12,829        $12,769          $12,405            $12,007
 9/30/97      $13,160        $13,824        $13,782        $13,782        $13,729          $13,313            $12,805
10/31/97      $12,627        $13,263        $13,221        $13,221        $13,137          $12,729            $12,457
11/30/97      $12,623        $13,259        $13,203        $13,203        $12,949          $12,646            $12,594
12/31/97      $12,983        $13,638        $13,582        $13,582        $13,061          $12,867            $13,021
 1/31/98      $12,209        $12,825        $12,755        $12,755        $12,847          $12,664            $12,785
 2/28/98      $13,050        $13,708        $13,624        $13,624        $13,845          $13,600            $13,558
 3/31/98      $13,650        $14,338        $14,240        $14,254        $14,498          $14,160            $14,109
 4/30/98      $13,370        $14,044        $13,932        $13,946        $14,617          $14,238            $14,178
 5/31/98      $12,890        $13,539        $13,441        $13,441        $13,794          $13,471            $13,676
 6/30/98      $12,289        $12,909        $12,811        $12,811        $13,903          $13,499            $13,600
 7/31/98      $11,502        $12,082        $11,970        $11,970        $12,906          $12,406            $12,535
 8/31/98       $9,314         $9,783         $9,685         $9,685        $10,324           $9,996            $10,572
 9/30/98       $9,247         $9,713         $9,615         $9,615        $10,930          $10,779            $11,169
10/31/98       $9,727        $10,218        $10,106        $10,106        $11,377          $11,219            $11,501
11/30/98      $10,165        $10,678        $10,566        $10,566        $12,118          $11,807            $11,813
12/31/98      $10,540        $11,072        $10,546        $10,946        $13,008          $12,538            $12,183

*    From April 30, 1997

A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. The stocks of smaller companies may be subject to above-average market fluctuations.

PERFORMANCE OVERVIEW

Investment Results Per Share

TOTAL RETURNS
For Periods Ended December 31, 1998

                                                            AVERAGE ANNUAL
                                                        ------------------------
                                                                        SINCE
                                             SIX           ONE        INCEPTION
                                           MONTHS*        YEAR         4/25/97
                                          ---------     --------     -----------
Class A**
With Sales Charge                          (18.31)%      (22.71)%       3.17%
Without Sales Charge                       (14.23)       (18.81)        6.23

Class B**
With CDSC+                                 (19.56)       (23.42)        3.20
Without CDSC                               (14.56)       (19.41)        5.51

Class D**
With 1% CDSC                               (15.56)       (20.21)         n/a
Without CDSC                               (14.56)       (19.41)        5.51

Lipper Small Cap Funds Average***           (6.44)        (0.40)       17.04++

Russell 2000 Index***                       (7.12)        (2.55)       14.54++

Russell 2000 Value Index***                (10.43)        (6.45)       12.56++

NET ASSET VALUE

                 DECEMBER 31, 1998       JUNE 30, 1998       DECEMBER 31, 1997
                 -----------------       -------------       -----------------
Class A               $7.87                  $9.21                $9.73
Class B                7.78                   9.14                 9.69
Class D                7.78                   9.14                 9.69

CAPITAL GAIN (LOSS) INFORMATION
For the Year Ended December 31, 1998

Paid                              $0.028
Undistributed Realized                --
Unrealized                        (1.477)+++

Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
  *  Return for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper Small Cap Funds Average (Lipper Average), the Russell 2000 Index, and the Russell 2000 Value Index are unmanaged benchmarks that assume investment of dividends. The Lipper Average, the Russell 2000 Index, and the Russell 2000 Value Index exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.

  +  The CDSC is 5% for periods of one year or less, and 4% since inception.

 ++  From April 30, 1997.

+++ Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 1998.

PORTFOLIO OVERVIEW

Diversification of Net Assets
December 31, 1998

                                                                                PERCENT OF NET ASSETS
                                                                                    DECEMBER 31,
                                                                                ---------------------
                                     ISSUES       COST             VALUE           1998     1997
                                     ------       ----             -----           ----     ----
COMMON STOCKS:
   Advertising ...................       1   $   4,975,455    $   5,375,000         3.0       --
   Apparel and Textiles ..........       1       3,360,714        6,551,563         3.7      2.2
   Appliances ....................       1       3,586,319        1,356,250         0.8      2.2
   Automotive and Trucking .......       1       4,889,950        3,757,813         2.1      2.1
   Banking .......................       2       9,165,654        8,208,281         4.6      8.6
   Building and Construction .....       1       6,219,749        5,398,113         3.0      1.7
   Capital Goods .................       2       7,234,499        5,555,625         3.1       --
   Computer Software .............       1       3,111,025        1,867,344         1.0      2.4
   Consumer Goods and Services ...      --              --               --          --      0.8
   Distributors ..................       2       6,454,248        7,323,388         4.1      3.5
   Energy ........................      --              --               --          --      2.0
   Finance and Insurance .........       3      11,433,801        8,445,563         4.8      7.1
   Food ..........................       1       4,122,919        3,527,500         2.0      2.6
   Garden Products ...............       1       5,520,628        2,936,188         1.7      1.2
   Industrial Goods and Services .       1       4,455,210        4,265,625         2.4      1.4
   Machinery .....................       1       8,810,892        3,477,734         2.0      2.5
   Manufacturing .................       3      10,730,865       12,682,525         7.1      8.3
   Medical Products and Technology       2      10,423,537       10,810,938         6.1      4.1
   Oil and Gas ...................       3      13,655,516        8,797,450         5.0      2.6
   Packaging/Containers ..........       2       7,454,854        6,089,906         3.4      2.5
   Plastics ......................       1       3,399,581        2,260,125         1.3      0.5
   Printing and Publishing .......       2      11,158,301       10,551,875         5.9      4.9
   Restaurants ...................       2      10,866,761        9,965,887         5.6      4.1
   Retail Trade ..................       4      16,790,134       16,082,187         9.1      6.6
   Shipbuilding ..................       1       3,944,765        4,862,734         2.7      2.3
   Specialty Chemicals ...........       2       8,213,531        7,768,562         4.4      4.8
   Specialty Metals/Steel ........       2      11,208,267        4,528,134         2.5      4.2
   Tobacco .......................       1       5,073,850        4,687,187         2.6      4.4
   Transportation ................       2      12,555,923        8,452,969         4.8      6.7
   Miscellaneous .................       1       3,306,789        2,943,125         1.7      2.5
                                     -----   -------------    -------------       -----    -----
                                        47     212,123,737      178,529,591       100.5     98.8
OTHER ASSETS LESS LIABILITIES ....      --        (887,239)        (887,239)       (0.5)     1.2
                                     -----   -------------    -------------       -----    -----
NET ASSETS .......................      47   $ 211,236,498    $ 177,642,352       100.0    100.0
                                     =====   =============    =============       =====    =====

PORTFOLIO OVERVIEW

Largest Portfolio Changes
During Past Six Months

                                                                 SHARES
                                                        ------------------------
                                                                        HOLDINGS
ADDITIONS                                               INCREASE        12/31/98
---------                                               --------        --------
Acorn Products .................................           1,000         431,000
BWAY ...........................................          20,000         208,500
Pittson BAX Group ..............................         180,000         390,000
Stage Stores ...................................         350,000         350,000

                                                                 SHARES
                                                        ------------------------
                                                                        HOLDINGS
REDUCTIONS                                               DECREASE       12/31/98
----------                                               --------       --------
Abercrombie & Fitch (Class A) ..................          65,000          90,000
Consolidated Cigar Holding .....................         165,000         265,000
Cutter & Buck ..................................         105,000         175,000
Dexter .........................................          60,000          89,000
Elsag Bailey Process Auto
  (ADRs) .......................................         228,300         111,700
Foodmaker ......................................          96,700         325,000
Furniture Brands International .................          70,600         179,400
The Wet Seal (Class A) .........................          50,000         170,000
Windmere-Durable Holdings ......................          50,000         175,000
Zeigler Coal Holding ...........................         290,000              --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

--------------------------------------------------------------------------------

Largest Portfolio Holdings
December 31, 1998

SECURITY                                                                 VALUE
--------                                                              ----------
Foodmaker ................................................            $7,170,312
ChiRex ...................................................             7,012,500
Cutter & Buck ............................................             6,551,563
Abercrombie & Fitch (Class A) ............................             6,367,500
Dal-Tile International ...................................             5,398,113
True North Communications ................................            $5,375,000
Cadmus Communications ....................................             5,337,500
Merrill ..................................................             5,214,375
The Wet Seal (Class A) ...................................             5,131,875
Schulman (A.) ............................................             4,970,625

--------------------------------------------------------------------------------

Largest Industries
December 31, 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                           Percent of         Total
                                           Net Assets     Dollar Amount
                                           ----------     -------------
RETAIL TRADE                                  9.10%        $16,082,187
MANUFACTURING                                 7.10%        $12,682,525
MEDICAL PRODUCTS AND TECHNOLOGY               6.10%        $10,810,938
PRINTING AND PUBLISHING                       5.90%        $10,551,875
RESTAURANTS                                   5.60%        $ 9,965,887

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                                  SHARES               VALUE
                                                  ------           ------------
COMMON STOCKS   100.5%
ADVERTISING  3.0%
True North Communications
    Advertising Agency                             200,000         $  5,375,000
                                                                   ------------
APPAREL AND TEXTILES  3.7%
Cutter & Buck*+
    Designer and marketer of
    men's sportswear and
    outerwear                                      175,000            6,551,563
                                                                   ------------
APPLIANCES  0.8%
Windmere-Durable Holdings
    Manufacturer and distributor of
    electrical appliances for
    home use                                       175,000            1,356,250
                                                                   ------------
AUTOMOTIVE AND
    TRUCKING  2.1%
Wabash National
    Designer, manufacturer,
    and marketer of truck trailers                 185,000            3,757,813
                                                                   ------------
BANKING  4.6%
Bank United (Class A)
    Financial service provider                     105,000            4,111,406
Bay View Capital
    Bank operator                                  190,000            4,096,875
                                                                   ------------
                                                                      8,208,281
                                                                   ------------
BUILDING AND
    CONSTRUCTION  3.0%
Dal-Tile International*
    Manufacturer of ceramic tile                   520,300            5,398,113
                                                                   ------------
CAPITAL GOODS  3.1%
Apogee Enterprises
    Distributor and installer of
    windows and glass products                     425,000            4,781,250
BMC Industries
    Manufacturer of
    electronic components                          123,900              774,375
                                                                   ------------
                                                                      5,555,625
                                                                   ------------
COMPUTER SOFTWARE  1.0%
Dialogic*
    Manufacturer of communication
    software                                        95,000            1,867,344
                                                                   ------------
DISTRIBUTORS  4.1%
Cubic
    Developer, manufacturer, and
    distributor of defense and
    industrial electronic products                 157,500            2,953,125
Elsag Bailey Process
    Auto (ADRs)* (Netherlands)
    Manufacturer and distributor
    of control systems                             111,700            4,370,263
                                                                   ------------
                                                                      7,323,388
                                                                   ------------
FINANCE AND INSURANCE  4.8%
    Provider of financial services                 100,000              878,125
Berkley (W.R.)
    Insurance provider                              90,200            3,044,250
RenaissanceRe Holdings
    Global provider of reinsurance
    and insurance                                  123,500            4,523,188
                                                                   ------------
                                                                      8,445,563
                                                                   ------------
FOOD  2.0%
Richfood Holdings
    Wholesale food distributor                     170,000            3,527,500
                                                                   ------------
GARDEN PRODUCTS  1.7%
Acorn Products*+
    Manufacturer and marketer of
    lawn and garden tools                          431,000            2,936,188
                                                                   ------------
INDUSTRIAL GOODS AND
    SERVICES  2.4%
Furon
    Manufacturer of component
    products                                       250,000            4,265,625
                                                                   ------------
MACHINERY  2.0%
Stewart & Stevenson Services
    Designer, assembler, and
    marketer of machinery                          362,500            3,477,734
                                                                   ------------
MANUFACTURING  7.1%
Furniture Brands International*
    Manufacturer of furniture and
    home furnishings                               179,400            4,888,650
Giant Cement Holding*
    Manufacturer and producer of
    cement                                         199,000            4,950,125
Mueller Industries*
    Manufacturer and distributor of
    brass, bronze, copper, and
    aluminum products                              140,000            2,843,750
                                                                   ------------
                                                                     12,682,525
                                                                   ------------
MEDICAL PRODUCTS AND
    TECHNOLOGY  6.1%
Cephalon*
    Developer of biopharmaceutical
    products to treat neurological
    disorders                                      425,000            3,798,438
ChiRex*
    Pharmaceutical contractor                      330,000            7,012,500
                                                                   ------------
                                                                     10,810,938
                                                                   ------------

----------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                                  SHARES               VALUE
                                                  ------           ------------
OIL AND GAS  5.0%
Equitable Resources
    Energy supplier                                165,000         $  4,805,625
Friede Goldman International*
    Provider of offshore drilling
    services for international
    oil and gas companies                           80,600              916,825
Marine Drilling*
    Provider of offshore drilling
    services for international
    oil and gas companies                          400,000            3,075,000
                                                                   ------------
                                                                      8,797,450
                                                                   ------------
PACKAGING/
    CONTAINERS  3.4%
Applied Extrusion Technologies*
    Developer, producer, and
    seller of packaging supplies                   363,000            2,949,375
BWAY*
    Manufacturer and marketer of
    steel containers                               208,500            3,140,531
                                                                   ------------
                                                                      6,089,906
                                                                   ------------
PLASTICS  1.3%
Lamson & Sessions*
    Manufacturer and distributor of
    thermoplastics and electronics                 441,000            2,260,125
                                                                   ------------
PRINTING AND
    PUBLISHING  5.9%
Cadmus Communications
    Commercial printer                             280,000            5,337,500
Merrill
    Document management
    company                                        270,000            5,214,375
                                                                   ------------
                                                                     10,551,875
                                                                   ------------
RESTAURANTS  5.6%
Avado Brands
    Restaurant operator                            333,800            2,795,575
Foodmaker*
    Owner and operator of fast
    food restaurants                               325,000            7,170,312
                                                                   ------------
                                                                      9,965,887
                                                                   ------------
RETAIL TRADE  9.1%
Abercrombie & Fitch (Class A)*
    Retailer of casual apparel                      90,000            6,367,500
Loehmann's*+
    Specialty retailer                             700,000            1,301,562
Stage Stores*
    Clothing retailer                              350,000            3,281,250
The Wet Seal (Class A)*
    Retailer of young women's
    apparel                                        170,000            5,131,875
                                                                   ------------
                                                                     16,082,187
                                                                   ------------
SHIPBUILDING  2.7%
Avondale Industries*
    Constructor and repairer of
    ships for military and
    commercial use                                 167,500            4,862,734
                                                                   ------------
SPECIALTY CHEMICALS  4.4%
Dexter
    Manufacturer of specialty
    materials                                       89,000            2,797,937
Schulman (A.)
    Manufacturer of specialty
    chemicals and plastics                         220,000            4,970,625
                                                                   ------------
                                                                      7,768,562
                                                                   ------------
SPECIALTY METALS/
    STEEL  2.5%
Olympic Steel*
    Processor and distributor of
    steel products                                 397,000            1,991,203
Universal Stainless &
    Alloy Products*+
    Manufacturer and marketer of
    specialty steel                                341,100            2,536,931
                                                                   ------------
                                                                      4,528,134
                                                                   ------------
TOBACCO  2.6%
Consolidated Cigar Holding*
    Manufacturer and marketer
    of cigars                                      265,000            4,687,187
                                                                   ------------
TRANSPORTATION  4.8%
ABC Rail Products*
    Manufacturer and marketer of
    railroad equipment                             335,000            4,114,219
Pittston BAX Group
    Provider of global freight
    transportation                                 390,000            4,338,750
                                                                   ------------
                                                                      8,452,969
                                                                   ------------
MISCELLANEOUS  1.7%
VWR Scientific Products*
    Distributor of
    laboratory supplies                            170,000            2,943,125
                                                                   ------------

TOTAL INVESTMENTS  100.5%
    (Cost $212,123,737)                                             178,529,591

OTHER ASSETS
    LESS LIABILITIES  (0.5)%                                           (887,239)
                                                                   ------------
NET ASSETS  100.0%                                                 $177,642,352
                                                                   ============

----------
*    Non-income producing security.
+ Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS:
Investments, at value:
  Common stocks* (cost $212,123,737) ................................................       $ 178,529,591
Cash ................................................................................             149,748
Receivable for securities sold ......................................................             711,976
Receivable for Capital Stock sold ...................................................             648,471
Receivable for dividends and interest ...............................................              65,822
Expenses prepaid to shareholder service agent .......................................              60,291
Deferred organization expenses ......................................................               8,589
Other ...............................................................................              36,498
                                                                                            -------------
Total Assets ........................................................................         180,210,986
                                                                                            -------------

LIABILITIES:
Payable for Capital Stock repurchased ...............................................           2,199,523
Accrued expenses, taxes, and other ..................................................             369,111
                                                                                            -------------
Total Liabilities ...................................................................           2,568,634
                                                                                            -------------
Net Assets ..........................................................................       $ 177,642,352
                                                                                            =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
  22,745,839 shares outstanding):
  Class A ...........................................................................       $       7,672
  Class B ...........................................................................               9,240
  Class D ...........................................................................               5,834
Additional paid-in capital ..........................................................         211,392,600
Accumulated net investment loss .....................................................              (1,376)
Distribution in excess of net realized gain .........................................            (177,472)
Net unrealized depreciation of investments ..........................................         (33,594,146)
                                                                                            -------------
Net Assets ..........................................................................       $ 177,642,352
                                                                                            =============

NET ASSET VALUE PER SHARE:
Class A ($60,383,260 / 7,672,244 shares) ............................................               $7.87
                                                                                                    =====
Class B ($71,875,285 / 9,240,164 shares) ............................................               $7.78
                                                                                                    =====
Class D ($45,383,807 / 5,833,431 shares) ............................................               $7.78
                                                                                                    =====

----------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $19,465,700 and a value of $13,326,244.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

INVESTMENT INCOME:
Dividends ......................................................................             $  1,540,636
Interest .......................................................................                   57,121
                                                                                             ------------
Total Investment Income .................................................................................       $  1,597,757

EXPENSES:
Management fee .................................................................                2,255,973
Distribution and service fees ..................................................                1,673,900
Shareholder account services ...................................................                  596,762
Registration ...................................................................                  142,688
Shareholder reports and communications .........................................                   95,580
Auditing and legal fees ........................................................                   68,328
Custody and related services ...................................................                   66,194
Directors' fees and expenses ...................................................                    8,559
Amortization of deferred organization expenses .................................                    2,576
Miscellaneous ..................................................................                    8,458
                                                                                             ------------
Total Expenses ..........................................................................................          4,919,018
                                                                                                                ------------
Net Investment Income (Loss) ............................................................................         (3,321,261)

NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS:
Net realized gain on investments* ..............................................                1,143,557
Net change in unrealized appreciation of investments ...........................              (49,090,217)
                                                                                             ------------
Net Loss on Investments ........................................................                                 (47,946,660)
                                                                                                                ------------
Decrease in Net Assets from Operations ..................................................................       $(51,267,921)
                                                                                                                ============


----------
* Includes net realized gain from affiliated issuers of $1,852,012. See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                     APRIL 25, 1997*
                                                                                                      YEAR ENDED           TO
                                                                                                     DECEMBER 31,      DECEMBER 31,
                                                                                                        1998              1997
                                                                                                     -------------   ---------------
OPERATIONS:
Net investment loss ..............................................................................    $ (3,321,261)    $ (1,298,700)
Net realized gain on investments .................................................................       1,143,557        2,092,282
Net change in unrealized appreciation of investments .............................................     (49,090,217)      15,496,071
                                                                                                     -------------    -------------
Increase (Decrease) in Net Assets from Operations ................................................     (51,267,921)      16,289,653
                                                                                                     -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .......................................................................................        (222,320)         (57,925)
   Class B .......................................................................................        (269,568)         (57,494)
   Class D .......................................................................................        (179,287)         (41,437)
                                                                                                     -------------    -------------
Decrease in Net Assets from Distributions ........................................................        (671,175)        (156,856)
                                                                                                     -------------    -------------

                                                                                 SHARES
                                                                     -------------------------------
                                                                                     APRIL 25, 1997*
                                                                      YEAR ENDED            TO
                                                                     DECEMBER 31,      DECEMBER 31,
                                                                        1998              1997
                                                                     -----------     ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ......................................................     2,864,792         7,738,571       25,758,797       69,603,297
   Class B ......................................................     2,907,461         8,892,774       26,305,568       80,894,889
   Class D ......................................................     2,371,845         5,320,090       21,525,345       48,461,463
Exchanged from associated Funds:
   Class A ......................................................     1,272,935         1,921,426       10,646,139       17,411,273
   Class B ......................................................       408,213           545,670        3,503,911        5,021,131
   Class D ......................................................     1,376,302         1,772,296       12,493,032       16,230,693
Shares issued in payment of gain distributions:
   Class A ......................................................        27,525             5,767          206,712           54,554
   Class B ......................................................        33,089             5,544          245,853           52,231
   Class D ......................................................        22,062             4,071          163,918           38,394
                                                                    -----------        ----------    -------------    -------------
Total ...........................................................    11,284,224        26,206,209      100,849,275      237,767,925
                                                                    -----------        ----------    -------------    -------------
Cost of shares repurchased:
   Class A ......................................................    (3,480,497)         (412,080)     (29,705,640)      (3,898,861)
   Class B ......................................................    (1,578,419)         (136,373)     (13,327,385)      (1,292,238)
   Class D ......................................................    (2,125,511)         (171,335)     (16,902,737)      (1,617,237)
Exchanged into associated Funds:
   Class A ......................................................    (2,004,039)         (269,159)     (16,748,650)      (2,525,759)
   Class B ......................................................    (1,647,820)         (189,975)     (13,470,487)      (1,762,418)
   Class D ......................................................    (2,350,039)         (386,350)     (20,312,582)      (3,654,556)
                                                                    -----------        ----------    -------------    -------------
Total ...........................................................   (13,186,325)       (1,565,272)    (110,467,481)     (14,751,069)
                                                                    -----------        ----------    -------------    -------------

Increase (Decrease)in Net Assets from
  Capital Share Transactions ....................................    (1,902,101)       24,640,937       (9,618,206)     223,016,856
                                                                    -----------        ----------    -------------    -------------
Increase (Decrease)in Net Assets ................................................................      (61,557,302)     239,149,653

NET ASSETS:
Beginning of period .............................................................................      239,199,654           50,001
                                                                                                     -------------    -------------
End of Period (including accumulated net investment loss of
  $1,376 and $369, respectively) ................................................................    $ 177,642,352    $ 239,199,654
                                                                                                     =============    =============

----------
*    Commencement of operations.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Organization -- Seligman Small-Cap Value Fund (the "Fund") is a series of Seligman Value Fund Series, Inc., which was incorporated in the State of Maryland on January 27, 1997, and subsequently was registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund had no operations prior to April 25, 1997 (commencement of operations), other than those related to organizational matters, and the sale and issuance to Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.) of 7,003 Class A shares of Capital Stock for $50,001 on April 4, 1997.

2. Multiple Classes of Shares -- The Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1998, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

          For the year ended December 31, 1998, the Fund redeemed 13,186,325 of its shares from shareholders aggregating $110,467,481, of which approximately $1,300,000 represents capital gain distributions. This information is provided for federal income tax purposes only.

NOTES TO FINANCIAL STATEMENTS

f. Organization Expenses -- Deferred organization expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operations of the Fund.

4. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1998, amounted to $67,427,233 and $77,168,760, respectively.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $16,528,433 and $50,122,579, respectively.

5. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets.

     The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $61,808 from sales of Class A shares, after commissions of $494,543 were paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1998, fees incurred under the Plan aggregated $189,512, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $850,237 and $634,151, respectively.

     The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1998, such charges amounted to $71,797.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor for the year ended December 31, 1998, amounted to $39,142.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1998, Seligman Services, Inc. received commissions of $2,646 from the sale of shares of the Fund and distribution and service fees of $10,913, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $596,762 for shareholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue

NOTES TO FINANCIAL STATEMENTS

interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The annual cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $1,376 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. Committed Line of Credit -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

7. Affiliated Issuers -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 1998, is as follows:

                                                GROSS             GROSS
                                BEGINNING     PURCHASES         SALES AND       ENDING       REALIZED     DIVIDEND      ENDING
AFFILIATE                        SHARES     AND ADDITIONS      REDUCTIONS       SHARES         GAIN        INCOME        VALUE
---------                       ---------   -------------      ----------       ------       ---------    --------      ------
Acorn Products ...............   290,000        141,000              --         431,000            --          --     $ 2,936,188
Cutter & Buck ................   280,000         10,000         115,000         175,000    $1,852,012          --       6,551,563
Loehmann's ...................   700,000             --              --         700,000            --          --       1,301,562
Universal Stainless
  & Alloy Products ...........   336,100          5,000              --         341,100            --          --       2,536,931
                                                                                           ----------                 -----------
TOTAL ........................                                                             $1,852,012                 $13,326,244
                                                                                           ==========                 ===========

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance from the inception of the Fund. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

                                                          Class A                  Class B                Class D
                                                   ---------------------    --------------------    ---------------------
                                                     YEAR       4/25/97*      YEAR      4/25/97*      YEAR       4/25/97*
                                                     ENDED        TO          ENDED       TO          ENDED        TO
                                                   12/31/98    12/31/97     12/31/98   12/31/97     12/31/98    12/31/97
                                                   --------    --------     --------   --------     --------    --------
PER SHARE DATA:
Net Asset Value, Beginning of Period ...........     $9.73       $7.14        $9.69       $7.14        $9.69       $7.14
                                                   -------     -------      -------     -------      -------     -------
Income from Investment Operations:
Net investment income (loss) ...................     (0.09)      (0.07)       (0.15)      (0.11)       (0.15)      (0.11)
Net realized and unrealized gain (loss)
  on investments ...............................     (1.74)       2.67        (1.73)       2.67        (1.73)       2.67
                                                   -------     -------      -------     -------      -------     -------
Total from Investment Operations ...............     (1.83)       2.60        (1.88)       2.56        (1.88)       2.56
                                                   -------     -------      -------     -------      -------     -------
Less Distributions:
Distributions from net realized capital gains ..     (0.03)      (0.01)       (0.03)      (0.01)       (0.03)      (0.01)
                                                   -------     -------      -------     -------      -------     -------
Total Distributions ............................     (0.03)      (0.01)       (0.03)      (0.01)       (0.03)      (0.01)
                                                   -------     -------      -------     -------      -------     -------
Net Asset Value, End of Period .................     $7.87       $9.73        $7.78       $9.69        $7.78       $9.69
                                                   =======     =======      =======     =======      =======     =======

TOTAL RETURN:                                       (18.81)%     36.38%      (19.41)%     35.82%      (19.41)%     35.82%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted) .......   $60,383     $87,510      $71,875     $88,330      $45,384     $63,360
Ratio of expenses to average net assets ........      1.69%       1.87%+       2.44%       2.63%+       2.44%       2.63%+
Ratio of net income (loss) to average net assets     (0.98)%     (1.12)%+     (1.73)%     (1.88)%+     (1.73)%     (1.88)%+
Portfolio turnover rate ........................     30.06%      15.91%       30.06%      15.91%       30.06%      15.91%

----------
*    Commencement of operations.
+    Annualized.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Seligman Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Small-Cap Value Fund as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets and the financial highlights for the year then ended and for the period from April 25, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Small-Cap Value Fund as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective periods stated, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
January 29, 1999

--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 1998 GAIN
DISTRIBUTION FOR TAXABLE ACCOUNTS

--------------------------------------------------------------------------------

A distribution of $0.028 per share from net short-term gain realized on investments was paid on November 23, 1998, to Class A, B, and D shareholders. Net short-term gain is taxable as ordinary income, regardless of whether it was paid in cash or shares.

If the distribution was paid in shares, the per share cost basis for federal income tax purposes is $7.51 for Class A shares and $7.43 for Class B and D shares.

A 1998 year-end statement of account activity and a 1998 Tax Package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1998. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

--------------------------------------------------------------------------------

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company

Director Emeritus
Fred E. Brown
Director and Consultant,
   J. &W. Seligman &Co. Incorporated

----------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

William C. Morris
Chairman

Brian T. Zino
President

Neil T. Eigen
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR MORE INFORMATION


Manager
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450      Shareholder Services

(800) 445-1777      Retirement Plan Services

(212) 682-7600      Outside the United States

(800) 622-4597      24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS


Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.

   This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Small-Cap Value Fund, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.





                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [LOGO]


                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                      100 Park Avenue, New York, NY 10017



EQVS2  12/98                                     [LOGO]Printed on Recycled Paper

                                                              File No. 333-20621
                                                                       811-08031

PART C.  OTHER INFORMATION
------   -----------------

Item 23.  Exhibits.
-------   ---------

      All Exhibits listed below have been previously filed, except Exhibits marked with an asterisk (*) which are filed herewith.

(a)    *Articles Supplementary dated May 24, 1999.

(a)(1) Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Initial Registration Statement filed on January 29, 1997.)

(b) By-laws of Registrant. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed on April 17, 1997.)

(c)    Specimen Stock Certificate.

(d) Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed on April 17, 1997.)

(e) *Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999.)

(e)(1) *Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999.)

(e)(2) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed on April 17, 1997.)

(e)(3) Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed on April 17, 1997.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed on April 17, 1997.)

(f)(1) Deferred Compensation Plan for Directors of Seligman Value Fund Series, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on April 30, 1998.)

(g) Form of Custody and Investment Accounting Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed on April 17, 1997.)

(h)    Not applicable.

(i)    *Opinion and Consent of Counsel in respect of Class C shares.

(i)(1) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed on April 17, 1997.)

(j)    *Consent of Independent Auditors.

(k)    Not applicable.

                                                              File No. 333-20621
                                                                       811-08031

(l) *Form of Purchase Agreement (Investment Letter) in respect of Class C shares between Registrant and J. & W. Seligman & Co. Incorporated.

                                                              File No. 333-20621
                                                                       811-08031
PART C.  OTHER INFORMATION
------   -----------------

(l)(1) Purchase Agreement (Investment Letter) between Registrant. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed on April 17, 1997.)

(m) *Amended Administration, Shareholder Services and Distribution Plan of each of the Seligman Large-Cap Value and Small-Cap Value Funds.

(m)(1) *Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999.)


(n) Financial Data Schedules. (Incorporated by reference to Post-effective Amendment No. 6 filed on April 30, 1999.)

(o) *Plan of Multiple Classes of Shares (four Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement to the Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999

Other Exhibits:  Powers of Attorney.  (Incorporated by reference to Registrant's
--------------
          Pre-Effective Amendment No. 2 filed on April 17, 1997.)

Item 24.  Persons Controlled by or Under Common Control with Registrant.  None.
--------  --------------------------------------------------------------

Item 25.  Indemnification.  Reference is made to the provisions of Article
--------  ----------------
          Twelfth of Registrant's Articles of Incorporation filed as Exhibit 24(b)(1) of the Registrant's Registration Statement, filed on Form N-1A on January 31, 1997 and Article VII of Registrant's By-laws filed as Exhibit 24(b)(2) to Registrant's Pre-Effective Amendment No. 2 to the Registration Statement.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser.  J. & W.
--------  -----------------------------------------------------
          Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment adviser. The Manager also serves as investment adviser to several associated investment companies. They are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc. Seligman Select Municipal Fund, Inc., and Tri-Continental Corporation.

          The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a

                                                              File No. 333-20621
                                                                       811-08031

          substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Forms ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File Nos. 801-15798), which was filed on March 31, 1999.

PART C.  OTHER INFORMATION (continued)
-------  -----------------

Item 27.  Principal Underwriters.
-------   -----------------------

     (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter, depositor or investment adviser are as follows:

          Seligman Capital Fund, Inc.
          Seligman Cash Management Fund, Inc.
          Seligman Common Stock Fund, Inc.
          Seligman Communications and Information Fund, Inc.
          Seligman Frontier Fund, Inc.
          Seligman Growth Fund, Inc.
          Seligman Henderson Global Fund Series, Inc.
          Seligman High Income Fund Series
          Seligman Income Fund, Inc.
          Seligman Municipal Fund Series, Inc.
          Seligman Municipal Series Trust
          Seligman New Jersey Municipal Fund, Inc.
          Seligman Pennsylvania Municipal Fund Series
          Seligman Portfolios, Inc.

                                                              File No. 333-20621
                                                                       811-08031

PART C.  OTHER INFORMATION (continued)
-------  -----------------

    (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:

                                             Seligman Advisors, Inc.
                                             -----------------------
                                               As of April 30, 1999
                                               --------------------
          (1)                                      (2)                                          (3)
     Name and Principal                   Positions and Offices                  Positions and Offices
     Business Address                     with Underwriter                       with Registrant
     ----------------                     ----------------                       ---------------
     William C. Morris*                   Director                               Chairman of the Board and Chief Executive Officer
     Brian T. Zino*                       Director                               President and Director
     Ronald T. Schroeder*                 Director                               None
     Fred E. Brown*                       Director                               Director Emeritus
     William H. Hazen*                    Director                               None
     Thomas G. Moles*                     Director                               None
     David F. Stein*                      Director                               None
     Stephen J. Hodgdon*                  President and Director                 None
     Charles W. Kadlec*                   Chief Investment Strategist            None
     Lawrence P. Vogel*                   Senior Vice President, Finance         Vice President
     Edward F. Lynch*                     Senior Vice President, National        None
                                          Sales Director
     James R. Besher                      Senior Vice President, Division        None
     14000 Margaux Lane                   Sales Director
     Town & Country, MO  63017
     Gerald I. Cetrulo, III               Senior Vice President, Sales           None
     140 West Parkway
     Pompton Plains, NJ  07444
     Matthew A. Digan*                    Senior Vice President,                 None
                                          Domestic Funds
     Jonathan G. Evans                    Senior Vice President, Sales           None
     222 Fairmont Way
     Ft. Lauderdale, FL  33326
     Robert T. Hausler*                   Senior Vice President, International   None
                                          Funds
     T. Wayne Knowles                     Senior Vice President,                 None
     104 Morninghills Court               Division Sales Director
     Cary, NC  27511
     Joseph Lam                           Senior Vice President, Regional        None
     Seligman International Inc.          Director, Asia
     Suite 1133, Central Building
     One Pedder Street
     Central Hong Kong
     Bradley W. Larson                    Senior Vice President, Sales           None
     367 Bryan Drive
     Alamo, CA  94526
     Michelle L. McCann-Rappa*            Senior Vice President,                 None
                                          Retirement Plans
     Scott H. Novak*                      Senior Vice President, Insurance       None
     Richard M. Potocki                   Senior Vice President, Regional        None
     Seligman International UK Limited    Director, Europe and the Middle East
     Berkeley Square House 2nd Floor
     Berkeley Square
     London, United Kingdom W1X 6EA

                                                              File No. 333-20621
                                                                       811-08031
PART C.  OTHER INFORMATION (continued)
-------  -----------------------------

                                 Seligman Advisors, Inc.
                                 -----------------------
                                   As of April 30, 1999
                                   --------------------
             (1)                                (2)                                    (3)
     Name and Principal                 Positions and Offices                  Positions and Offices
     Business Address                   with Underwriter                       with Registrant
     ----------------                   ----------------                       ---------------
     Bruce M. Tuckey                    Senior Vice President, Sales           None
     41644 Chathman Drive
     Novi, MI  48375
     Andrew S. Veasey                   Senior Vice President, Sales           None
     14 Woodside Drive
     Rumson, NJ  07760
     Charles L. von Breitenbach, II*    Senior Vice President,                 None
                                        Managed Money
     J. Brereton Young*                 Senior Vice President, Director        None
                                        of Sales Development
     Jeffrey S. Dean*                   Vice President, Business Analysis      None
     Mason S. Flinn                     Vice President, Regional Retirement    None
     159 Varennes                       Plans Manager
     San Francisco, CA  94133
     Marsha E. Jacoby*                  Vice President, Offshore Business      None
                                        Manager
     William W. Johnson*                Vice President, Order Desk             None
     Joan M. O'Connell                  Vice President, Regional Retirement    None
     3707 Fifth Avenue #136             Plans Manager
     San Diego, CA  92103
     Ronald W. Pond*                    Vice President, Portfolio Advisor      None
     Jeffery C. Pleet*                  Vice President, Regional Retirement    None
                                        Plans Manager
     Tracy A. Salomon*                  Vice President, Retirement Marketing   None
     Helen Simon*                       Vice President, Sales Administration   None
     Gary A. Terpening*                 Vice President, Director of Business   None
                                        Development
     Charles E. Wenzel                  Vice President, Regional Retirement    None
     703 Greenwood Road                 Plans Manager
     Wilmington, DE  19807
     Jeff Botwinick                     Regional Vice President                None
     11508 Foster Road
     Overland Park, KS  66210
     Kevin Casey                        Regional Vice President                None
     19 Bayview Avenue
     Babylon, NY  11702
     Richard B. Callaghan               Regional Vice President                None
     7821 Dakota Lane
     Orland Park, IL  60462
     Bradford C. Davis                  Regional Vice President                None
     241 110th Avenue SE
     Bellevue, WA  98004
     Christopher J. Derry               Regional Vice President                None
     2380 Mt. Lebanon Church Road
     Alvaton, KY  42122

                                                              File No. 333-20621
                                                                       811-08031
PART C.  OTHER INFORMATION (continued)
-------  -----------------------------

                              Seligman Advisors, Inc.
                              -----------------------
                                As of April 30, 1999
                                --------------------
           (1)                              (2)                     (3)
     Name and Principal             Positions and Offices     Positions and Offices
     Business Address               with Underwriter          with Registrant
     ----------------               ----------------          ---------------
     Kenneth Dougherty              Regional Vice President   None
     8640 Finlarig Drive
     Dublin, OH  43017
     Kelli A. Wirth Dumser          Regional Vice President   None
     7121 Jardiniere Court
     Charlotte, NC  28226
     Edward S. Finocchiaro          Regional Vice President   None
     120 Screenhouse Lane
     Duxbury, MA  02332
     Michael C. Forgea              Regional Vice President   None
     32 W. Anapamu Street # 186
     Santa Barbara, CA  93101
     Carla A. Goehring              Regional Vice President   None
     11426 Long Pine
     Houston, TX  77077
     Cathy Des Jardins              Regional Vice President   None
     PMB 152
     1705 14th Street
     Boulder, CO  80302
     Michael K. Lewallen            Regional Vice President   None
     908 Tulip Poplar Lane
     Birmingham, AL  35244
     Judith L. Lyon                 Regional Vice President   None
     7105 Harbour Landing
     Alpharetta, GA  30005
     Tim O'Connell                  Regional Vice President   None
     11908 Acacia Glen Court
     San Diego, CA  92128
     George M. Palmer, Jr.          Regional Vice President   None
     1805 Richardson Place
     Tampa, FL  33606
     Thomas Parnell                 Regional Vice President   None
     1575 Edgecomb Road
     St. Paul, MN  55116
     Craig Prichard                 Regional Vice President   None
     300 Spyglass Drive
     Fairlawn, OH  44333
     Nicholas Roberts               Regional Vice President   None
     200 Broad Street, Apt. 2225
     Stamford, CT  06901
     Diane H. Snowden               Regional Vice President   None
     11 Thackery Lane
     Cherry Hill, NJ  08003
     Eugene P. Sullivan             Regional Vice President   None
     4858 Battery Lane              Bethesda, MD  21814

                                                              File No. 333-20621
                                                                       811-08031
PART C.  OTHER INFORMATION (continued)
-------  -----------------------------

                             Seligman Advisors, Inc.
                             -----------------------
                              As of April 30, 1999
                              --------------------
            (1)                              (2)                                   (3)
     Name and Principal             Positions and Offices                  Positions and Offices
     Business Address               with Underwriter                       with Registrant
     ----------------               ----------------                       ---------------
     James Taylor                   Regional Vice President                None
     1145 Kenilworth Circle
     Naperville, IL  60540
     Steve Wilson                   Regional Vice President                None
     83 Kaydeross Park Road
     Saratoga Springs, NY  12866
     Frank J. Nasta*                Secretary                              Secretary
     Aurelia Lacsamana*             Treasurer                              None
     Gail S. Cushing*               Assistant Vice President, National     None
                                    Accounts Manager
     Sandra G. Floris*              Assistant Vice President, Order Desk   None
     Keith Landry*                  Assistant Vice President, Order Desk   None
     Albert A. Pisano*              Assistant Vice President and           None
                                    Compliance Officer
     Joyce Peress*                  Assistant Secretary                    Assistant Secretary

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)  Not applicable.

Item 28.  Location of Accounts and Records.  The accounts, books and documents
--------  ---------------------------------
          required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J.& W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations:

      (1) Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 is custodian of the Registrant's cash and securities. It also is agent to perform certain accounting and record-keeping functions relating to portfolio transactions and to calculate the net asset value of the Registrant.

      (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, as shareholder servicing agent, maintains shareholder records for the Registrant.

Item 29.  Management Services.  Not Available.
--------  --------------------

Item 30.  Undertakings.  The Registrant undertakes:  (1) to furnish a copy of
--------  ------------
          the Registrant's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered; and, (2) if requested to do so by the holders of at least 10% of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                                              File No. 333-20621
                                                                       811-08031
                                   SIGNATURES
                                   ----------


   Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 7 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of May, 1999.


                                      SELIGMAN VALUE FUND SERIES, INC.




                                      By:  /s/William C. Morris
                                           -------------------------------
                                           William C. Morris, Chairman


  Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940 this Post-Effective Amendment No. 7 to the Registration Statement has been signed below by the following persons in the capacities indicated on May 27, 1999.

  Signature                              Title
  ---------                              -----

/s/ Brian T. Zino                        Chairman of the Board
--------------------------------         (Principal executive officer)
William C. Morris*                       and Director


/s/ Brian T. Zino                        Director and President
--------------------------------
Brian T. Zino


/s/Thomas G. Rose                        Treasurer
--------------------------------
Thomas G. Rose



John R. Galvin, Director        )
Alice S. Ilchman, Director      )
Frank A. McPherson, Director    )
John E. Merow, Director         )
Betsy S. Michel, Director       )     /s/ Brian T. Zino
                                     --------------------------------
James C. Pitney, Director       )    *Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director      )
Richard R. Schmaltz, Director   )
Robert L. Shafer, Director      )
James N. Whitson, Director      )

                                                              File No. 333-20621
                                                                       811-08031
                        SELIGMAN VALUE FUND SERIES, INC.
                     Post-Effective Amendment No. 7 to the
                      Registration Statement on Form N-1A



                                 EXHIBIT INDEX




Form N-1A Item No.            Description
------------------            -----------

Item 23(a)                    Articles Supplementary

Item 23(i)                    Opinion and Consent of Counsel

Item 23 (j)                   Consent of Independent Auditors

Item 23(l)                    Form of Purchase Agreement for Initial Capital

Item 23(m) Amended Administration, Shareholder Services And Distribution Plan for each series